File No. 33-30156

As filed with the Securities and Exchange Commission on April 20, 2015

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 40

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No. 40

(Check appropriate box or boxes)

OneAmerica(R) Funds, Inc.

(Exact Name of Registrant)

Insurance Company’s Telephone Number: (317) 285-1877

Richard M. Ellery

Associate General Counsel

American United Life Insurance Company

One American Square

Indianapolis, Indiana 46206-0368

(Name and Address of Agent for Service)

Title of Securities Being Registered: Shares of common stock

It is proposed that this filing will become effective (Check appropriate Space)

☐            immediately upon filing pursuant to paragraph (b) of Rule 485

☒          On May 1, 2015 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐            on (date) pursuant to paragraph (a)(1) of Rule 485

☐            this post-effective amendment designates a new effective date for a previously filed amendment

Prospectus for

OneAmerica® Funds, Inc.

Products and financial services provided by:

American United Life Insurance Company®

a OneAmerica® company

P.O. Box 6148, Indianapolis, Indiana 46206-6148

Telephone: (800) 249-6269

MAY 1, 2015

(This page left intentionally blank.)

OneAmerica® Funds, Inc.

Class O and Advisor Class Shares

One American Square

Indianapolis, Indiana 46282

(800) 249-6269

OneAmerica® Funds, Inc. (the "Fund") is an open-end management investment company consisting of five (5) separate Portfolios:

OneAmerica® Investment Grade Bond Portfolio

OneAmerica® Money Market Portfolio

OneAmerica® Socially Responsive Portfolio

OneAmerica® Value Portfolio

OneAmerica® Asset Director Portfolio

Each Portfolio has its own investment objectives and policies, which are described later in this prospectus, and each portfolio is advised by OneAmerica Asset Management, LLC ("OAM" or "Investment Adviser"). This prospectus describes the Class O and Advisor Class shares of common stock of the Portfolios, which are sold only to separate accounts of American United Life Insurance Company® ("AUL") that fund investments in variable life and variable annuity contracts issued by AUL. The separate accounts of AUL buy and sell shares of the Portfolios according to instructions given by owners or participants in the contracts. The rights of owners and participants are described in the contracts or the certificates for those contracts and in the prospectus for the contracts.

This prospectus should be read in conjunction with the separate account's prospectus describing the contracts. Please read both prospectuses and retain them for future reference.

Neither the SEC nor any state securities commission has approved or disapproved these securities or found that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 2015

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Investment Grade Bond Portfolio

Investment Objective: To provide a high level of current income consistent with prudent investment risk. A secondary investment objective is to provide capital appreciation to the extent consistent with the primary objective.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. If such charges and fees were included, the fees and expenses shown below would be higher.

Annual Portfolio Operating Expenses as of December 31, 2014	Class O	Advisor Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%
Other Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.66%	0.96%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Share Class	1 Year	3 Years	5 Years	10 Years
Investment Grade Bond Class O	$67	$211	$368	$822
Investment Grade Bond Advisor Class	$98	$306	$530	$1,175

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in this example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 30 percent of the average value of its portfolio.

Principal Investment Strategies: To achieve its objectives, the Portfolio primarily invests in income producing securities such as corporate bonds, U.S. government debt securities, convertible bonds, mortgage and asset-backed securities, and preferred stocks. The various income producing securities may or may not be backed by the full faith and credit of the U.S. government.

The Portfolio may invest in bonds of any maturity. The average maturity and type of bonds in the Portfolio change based on the Investment Adviser's view of market conditions and the likelihood of a change in interest rates for the different types of bonds the Portfolio buys.

Typically, the Portfolio's investments will include U.S. government debt securities, corporate bonds and high quality mortgage and asset-backed securities.

The Investment Adviser believes that having mostly investment grade bonds in the Portfolio should decrease the risk of losing principal and interest. However, if the Investment Adviser feels that it can take advantage of higher yields offered by bonds that are not investment grade ("junk bonds"), the Portfolio may invest up to 10 percent of its assets in such bonds. Bonds that are not investment grade have a higher risk of losing principal and interest than investment grade bonds.

The Portfolio has adopted a policy to invest, under normal circumstances, at least 80 percent of the value of the Portfolio's assets, including amounts borrowed for investment purposes, in investment grade bonds.

In addition, the Portfolio may also invest in securities issued by foreign companies.

Principal Risks of Investing in the Portfolio:

An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:

•  Credit Risk. The Portfolio's investments, and particularly investments in convertible securities and fixed income securities, may be affected by the creditworthiness of issuers in which the Portfolio invests. Changes in financial strength, or perceived financial strength, of a company may affect the value of its securities and its ability to make payments of interest and principal and, therefore, impact the value of the Portfolio's shares if it invests in the company's securities. Further, investments in junk bonds are subject to credit risk to a greater degree than higher rated, investment grade securities.

•  Foreign Investment Risk. The Portfolio may invest in securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are

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subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the securities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.

•  High-Yield Risk. High-yield, high-risk bonds (also known as "junk bonds") have speculative characteristics, including particularly high credit risk. High-yield bonds tend to be less liquid than higher-rated securities. The liquidity of specific issuers or industries within a particular investment category may be diminished or disappear suddenly and without warning. The high-yield bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.

•  Interest Rate Risk. Since the Portfolio invests in fixed income securities, changes in interest rates will affect the value of its investments, generally inversely with changes in interest rates.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.

•  Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.

•  Market Risk. The Portfolio's net asset value fluctuates in response to securities market movements. The Portfolio could lose money over short periods due to fluctuations in the Portfolio's net asset value in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

•  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.

•  Prepayment Risk/Extension Risk. The Portfolio may invest in fixed income securities that may be paid off sooner than expected because borrowers prepaid or refinanced their obligations. If there is such a prepayment and interest rates are falling, the Portfolio may have to reinvest the unanticipated proceeds at lower interest rates, which may result in a decline in the Portfolio's income. During periods of rising interest rates, borrowers may pay off their obligations in connection with these securities later than expected, preventing the Portfolio from reinvesting principal proceeds at higher interest rates and resulting in less income than otherwise might be available, as well as increasing the exposure of the Portfolio to further reductions in the securities' values resulting from increases in interest rates.

•  Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than, other funds using different investment styles.

Performance Information: The bar chart and tables below provide some indication of the risks of investing in the Investment Grade Bond Portfolio. The bar chart shows changes in the Portfolio's performance from year to year for the last ten (10) years. Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2014, compared to the Barclays Capital U.S. Aggregate Index (a broad market fixed income index) for one (1), five (5), and ten (10) years. Investors cannot directly invest in an index and unlike the Portfolio, an index is unmanaged and does not incur transaction or other expenses. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The Portfolio's past performance is not necessarily indicative of how the Portfolio will perform in the future.

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Annual Returns, Class O Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during this time period for the Class O shares were:

Highest: 5.9 percent (quarter ended June 30, 2009)  Lowest: -2.5 percent (quarter ended June 30, 2013)

Average Annual Total Returns (for the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Investment Grade Bond Class O	5.53%	4.36%	4.80%
Investment Grade Bond Advisor Class	5.22%	4.05%	4.49%
Barclays Capital U.S. Aggregate Index	5.97%	4.45%	4.71%

Management

Investment Adviser: OneAmerica Asset Management, LLC

Portfolio Manager: The day-to-day management of the Investment Grade Bond Portfolio is the responsibility of David M. Weisenburger, CFA, Vice President. Mr. Weisenburger has been with the Investment Adviser's predecessor, AUL, since 2007 and has managed the portfolio since that time.

Purchase and Redemption of Shares: Shares of the Portfolio are offered only for purchase by one or more separate accounts of AUL to serve as an investment allocation option for the contracts (or certificates) and policies issued by AUL. Owners of the contracts (or certificates) and policies do not deal directly with the Portfolio with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or policy and, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Tax Information: Because the only shareholders of the Portfolio are the separate accounts of AUL, no discussion is included here as to the federal income tax consequences at the shareholder level. The federal income tax consequences of the owners of the variable life insurance policies and variable annuity contracts issued by AUL are described in the prospectus for the relevant contract (or certificate) or policy.

Payments to Broker-Dealers and Other Financial Intermediaries: The Portfolio is made available as an investment allocation option for certain variable annuity contracts and variable life insurance policies of AUL. The Portfolio and its distributor or related companies may pay broker-dealers and other intermediaries for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Money Market Portfolio

Investment Objective: To provide current income while preserving assets and maintaining liquidity and investment quality.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. If such charges and fees were included, the fees and expenses shown below would be higher.

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Annual Portfolio Operating Expenses as of December 31, 2014	Class O	Advisor Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.55%	0.85%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Share Class	1 Year	3 Years	5 Years	10 Years
Money Market Class O	$56	$177	$308	$690
Money Market Advisor Class	$87	$271	$471	$1,047

Principal Investment Strategies: The Portfolio invests in high quality, short-term money market instruments that the Investment Adviser has determined present minimal credit risk. The Portfolio invests only in money market instruments denominated in U.S. dollars that mature in 397 calendar days or less from the date of purchase, as calculated under Rule 2a-7 under the Investment Company Act. The Investment Adviser determines whether a money market instrument has the required minimal credit risk under procedures adopted by the Fund's Board of Directors ("Board").

Examples of money market instruments that may be bought by the Portfolio include (without limitation): U.S. Government securities, other money market funds, repurchase agreements that mature in seven (7) days or less with Federal Reserve System banks or with dealers in U.S. Government securities, reverse repurchase agreements, certificates of deposit and other obligations of banks or depositories, fixed income securities, commercial paper, and variable floating rate notes and master notes.

Principal Risks of Investing in the Portfolio:

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of its investment at $1.00 per share, it is possible to lose principal by investing in the Portfolio. Additional risks are:

•  Credit Risk. The Portfolio, like all money market portfolios, must invest exclusively in high quality debt securities. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all of the interest payments. If the credit quality of a fixed income security deteriorates below the two highest credit rating categories after the Portfolio has purchased the security, the Portfolio may be required to dispose of the security.

•  Interest Rate Risk. Even with the short-term investments made by the Portfolio, there is the risk that changes in interest rates will affect the value of the Portfolio's investments or cause the Portfolio to pay less interest than is currently available from other money market instruments. Investments in fixed income securities generally will change in value inversely with changes in interest rates. However, fixed income securities with shorter terms to maturity, like those in which the Portfolio invests, typically demonstrate smaller changes in value in response to changes in interest rates than do longer-term securities.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.

Performance Information: The bar chart and tables below provide some indication of the risks of investing in the Money Market Portfolio. The bar chart shows changes in the Portfolio's performance from year to year for the last ten (10) years. Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2014, compared to the return on 90-Day Treasury Bills for one (1), five (5), and ten (10) years. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The Portfolio's past performance is not necessarily indicative of how the Portfolio will perform in the future.

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Annual Returns, Class O Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during this time period for the Class O shares were:

Highest: 1.2 percent (quarter ended December 31, 2006)  Lowest: 0.0 percent (quarter ended December 31, 2009)

Average Annual Total Returns (for the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Money Market Class O	0.00%	0.00%	1.42%
Money Market Advisor Class	0.00%	0.00%	1.29%
90-Day Treasury Bill	0.03%	0.09%	1.55%

For the seven (7) day period ended December 31, 2014, the current yield for the Portfolio was 0.0 percent and the effective yield was 0.0 percent.

Management

Investment Adviser: OneAmerica Asset Management, LLC

Portfolio Manager: The day-to-day management of the Money Market Portfolio is the responsibility of David M. Weisenburger, CFA, Vice President. Mr. Weisenburger has been with the Investment Adviser's predecessor, AUL, since 2007 and has managed the portfolio since that time.

Purchase and Redemption of Shares: Shares of the Portfolio are offered only for purchase by one or more separate accounts of AUL to serve as an investment allocation option for the contracts (or certificates) and policies issued by AUL. Owners of the contracts (or certificates) and policies do not deal directly with the Portfolio with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or policy and, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Tax Information: Because the only shareholders of the Portfolio are the separate accounts of AUL, no discussion is included here as to the federal income tax consequences at the shareholder level. The federal income tax consequences of the owners of the variable life insurance policies and variable annuity contracts issued by AUL are described in the prospectus for the relevant contract (or certificate) or policy.

Payments to Broker-Dealers and Other Financial Intermediaries: The Portfolio is made available as an investment allocation option for certain variable annuity contracts and variable life insurance policies of AUL. The Portfolio and its distributor or related companies may pay broker-dealers and other intermediaries for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Socially Responsive Portfolio

Investment Objective: Seeks to provide long-term capital appreciation and current investment income as a secondary objective.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. If such charges and fees were included, the fees and expenses shown below would be higher.

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Annual Portfolio Operating Expenses as of December 31, 2014	Class O	Advisor Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%
Other Expenses	0.61%	0.61%
Total Annual Portfolio Operating Expenses	1.31%	1.61%
Less Expense Waiver/Reimbursement[1]	(0.11%)	(0.11%)
Total Annual Portfolio Operating Expenses After Expense Waiver/Reimbursement	1.20%	1.50%

1 OAM, as Investment Adviser for the OneAmerica Socially Responsive Portfolio, has contractually undertaken to limit the Portfolio's expenses through, May 1, 2015 by waiving fees and/or reimbursing certain expenses of the Fund so that the Portfolio's total annual ordinary operating expenses do not exceed 1.20 percent for Class O Shares and 1.50 percent for Advisor Class Shares.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Share Class	1 Year	3 Years	5 Years	10 Years
Socially Responsive Class O	$122	$381	$659	$1,451
Socially Responsive Advisor Class	$153	$474	$817	$1,785

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in this example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 13 percent of the average value of its portfolio.

Principal Investment Strategies: The Portfolio primarily invests in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The Portfolio uses a "multi-capitalization" approach, meaning it may invest in companies of any size, from large, well-established companies to smaller companies with market capitalizations below one billion dollars, and may change the composition of its investments depending on the outlook for the economic environment and the markets. The Portfolio may also invest in securities issued by foreign companies.

The Portfolio focuses on securities of companies that are sensitive to socially responsible principles, although the social criteria for the Portfolio are not fundamental and may be changed without the approval of shareholders.

In particular, the Portfolio will typically avoid investments in the following types of companies:

•  Companies that are engaged in the manufacture of tobacco;

•  Companies that derive a significant portion of their revenues from the manufacture of alcohol;

•  Companies that are involved in gambling as a primary line of business;

•  Companies whose activities include direct participation in abortion; and

•  Companies that derive a significant portion of their revenues from activities that promote pornography.

In addition to extensive fundamental analysis, the Investment Adviser also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.

Principal Risks of Investing in the Portfolio:

An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:

•  Capitalization Risk. The Portfolio may be particularly subject to the potential risks and volatility of investing in equities. During an overall stock market decline, stock prices of small or medium-capitalization companies often fluctuate more and may fall more than stock prices of larger-capitalization companies. To the extent that the Portfolio invests in stocks of small and medium-capitalization companies, stocks of those companies have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•  Foreign Investment Risk. The Portfolio may invest in equity securities issued by foreign companies, which may pose a

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greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.

•  Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.

•  Market Risk. Although equities historically have outperformed other asset classes over the long-term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

•  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.

•  Socially Responsible Investing Risk. There is a risk that, due to the inclusion of social criteria in selecting securities, the return of the Portfolio may be lower than if investment decisions were based solely on investment considerations.

•  Value Investing / Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.

Performance Information: The bar chart and tables below provide some indication of the risks of investing in the Socially Responsive Portfolio. The bar chart shows changes in the Portfolio's performance from year to year since its inception. Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2014, compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index") for one (1) year, five (5) years and Since Inception. Investors cannot directly invest in an index and unlike the Portfolio, an index is unmanaged and does not incur transaction or other expenses. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The Portfolio's past performance is not necessarily indicative of how the Portfolio will perform in the future.

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Annual Returns, Class O Shares (by calendar year 2007-2014)

Highest/Lowest quarterly results during this time period for the Class O shares were:

Highest: 19.2 percent (quarter ended September 30, 2009)  Lowest: -24.2 percent (quarter ended December 31, 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)

	One Year	Five Year	Since Inception
Socially Responsive Class O	9.17%	11.31%	4.74%
Socially Responsive Advisor Class	8.87%	11.01%	4.44%
S&P 500® Index	13.69%	15.45%	7.71%

Management

Investment Adviser: OneAmerica Asset Management, LLC

Portfolio Manager: The day-to-day management of the Socially Responsive Portfolio is the responsibility of Erik Leighton, Vice President. Mr. Leighton has been with the Investment Adviser's predecessor, AUL, since 2001. He co-managed the Portfolio since inception to 2008 and became its sole manager in 2008.

Purchase and Redemption of Shares: Shares of the Portfolio are offered only for purchase by one or more separate accounts of AUL to serve as an investment allocation option for the contracts (or certificates) and policies issued by AUL. Owners of the contracts (or certificates) and policies do not deal directly with the Portfolio with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or policy and, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Tax Information: Because the only shareholders of the Portfolio are the separate accounts of AUL, no discussion is included here as to the federal income tax consequences at the shareholder level. The federal income tax consequences of the owners of the variable life insurance policies and variable annuity contracts issued by AUL are described in the prospectus for the relevant contract (or certificate) or policy.

Payments to Broker-Dealers and Other Financial Intermediaries: The Portfolio is made available as an investment allocation option for certain variable annuity contracts and variable life insurance policies of AUL. The Portfolio and its distributor or related companies may pay broker-dealers and other intermediaries for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Value Portfolio

Investment Objective: Seeks to provide long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective.

Fees and Expenses of the Portfolio: This describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. If such charges and fees were included, the fees and expenses shown below would be higher.

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Annual Portfolio Operating Expenses as of December 31, 2014	Class O	Advisor Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%
Other Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.59%	0.89%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Share Class	1 Year	3 Years	5 Years	10 Years
Value Class O	$60	$189	$330	$738
Value Advisor Class	$91	$284	$493	$1,094

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in this example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 11 percent of the average value of its portfolio.

Principal Investment Strategies: The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term appreciation potential. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Both quantitative and qualitative tools are utilized focusing on a "value" based equity strategy.

Important valuation criteria include price to sales, price to cash flow, price to adjusted earnings, profitability, capital adequacy and growth potential. The Portfolio also focuses on management ability, insider ownership, industry position and liquidity of the underlying equity issues.

In addition to extensive fundamental analysis, the Investment Adviser also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.

The Portfolio may also invest in securities issued by foreign companies.

Principal Risks of Investing in the Portfolio:

An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:

•  Capitalization Risk. The Portfolio may be particularly subject to the potential risks and volatility of investing in equities.

During an overall stock market decline, stock prices of small or medium-capitalization companies often fluctuate more and may fall more than stock prices of larger-capitalization companies. To the extent that the Portfolio invests in small or medium-capitalization companies, stocks of those companies have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•  Foreign Investment Risk. The Portfolio may invest in equity securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.

•  Manager Risk. The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks.

•  Market Risk. Although equities historically have outperformed other asset classes over the long-term, their prices tend to

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fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

•  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.

•  Value Investing / Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.

Performance Information: The bar chart and tables below provide some indication of the risks of investing in the Value Portfolio. The bar chart shows changes in the Portfolio's performance from year to year for the last ten (10) years. Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2014, compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index") for one (1) year, five (5) years and ten (10) years. Investors cannot directly invest in an index and unlike the Portfolio; an index is unmanaged and does not incur transaction or other expenses. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The Portfolio's past performance is not necessarily indicative of how the Portfolio will perform in the future.

Annual Returns, Class O Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during this time period for the Class O shares were:

Highest: 18.6 percent (quarter ended September 30, 2009)  Lowest: -24.1 percent (quarter ended December 31, 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Value Class O	11.17%	13.07%	6.97%
Value Advisor Class	10.84%	12.73%	6.65%
S&P 500® Index	13.69%	15.45%	7.67%

Management

Investment Adviser: OneAmerica Asset Management, LLC

Portfolio Manager: The day-to-day management of the Value Portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President. Ms. Hudspeth has been with the Investment Adviser's predecessor, AUL, since 1989 and has managed the Portfolio since its inception in 1990.

Purchase and Redemption of Shares: Shares of the Portfolio are offered only for purchase by one or more separate accounts of AUL to serve as an investment allocation option for the contracts (or certificates) and policies issued by AUL. Owners of the contracts (or

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certificates) and policies do not deal directly with the Portfolio with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or policy and, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Tax Information: Because the only shareholders of the Portfolio are the separate accounts of AUL, no discussion is included here as to the federal income tax consequences at the shareholder level. The federal income tax consequences of the owners of the variable life insurance policies and variable annuity contracts issued by AUL are described in the prospectus for the relevant contract (or certificate) or policy.

Payments to Broker-Dealers and Other Financial Intermediaries: The Portfolio is made available as an investment allocation option for certain variable annuity contracts and variable life insurance policies of AUL. The Portfolio and its distributor or related companies may pay broker-dealers and other intermediaries for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Asset Director Portfolio

Investment Objective: To provide a high total return consistent with prudent investment risk.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. If such charges and fees were included, the fees and expenses shown below would be higher.

Annual Portfolio Operating Expenses as of December 31, 2014	Class O	Advisor Class
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.30%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.60%	0.90%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Share Class	1 Year	3 Years	5 Years	10 Years
Asset Director Class O	$61	$192	$334	$747
Asset Director Advisor Class	$92	$287	$499	$1,107

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in this example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 18 percent of the average value of its portfolio.

Principal Investment Strategies: The investments of the Portfolio are not limited to one type of investment. It typically purchases publicly traded common stocks, various types of fixed income securities, and money market instruments. In order to achieve its objective, the Portfolio will seek opportunities to establish equity and fixed income positions in companies that the Investment Adviser believes offer the best relative value. The Portfolio may also invest in U.S. government debt securities, convertible bonds, mortgage and asset-backed securities, and preferred stocks as deemed appropriate by the Investment Adviser. The makeup of the Portfolio can and will change based on the Investment Adviser's evaluation of economic conditions, market trends and the expected total return from a particular type of security. Therefore, up to 100 percent of the Portfolio may be invested in any one type of investment such as common stocks, fixed income securities, or money market instruments; however, depending upon market conditions, the composition of the Portfolio will often include a mix of assets with at least 50 percent invested in equities and the remainder invested in fixed income securities and money market instruments.

In pursuing its investment objective, the Portfolio may also buy and sell options on securities and securities indices. The Portfolio may enter into repurchase agreements, reverse repurchase agreements, and swap agreements. Because of the Portfolio's flexible investment policy, Portfolio turnover may be greater than would be the case if the Portfolio did not allocate assets among various types of securities, and the Portfolio may have higher transaction expenses, accordingly.

With respect to fixed income securities, the Portfolio will generally invest in investment-grade debt securities however, the Portfolio can invest up to 10 percent of its assets in fixed income securities that are rated below investment grade ("junk bonds").

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In addition, the Portfolio may also invest in securities issued by foreign companies.

Principal Risks of Investing in the Portfolio:

An investment in the Portfolio involves risk, including possible loss of the principal amount invested; therefore, you could lose money by investing in the Portfolio. The Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the principal risks of investing in the Portfolio are:

•  Credit Risk. The Portfolio's investments, and particularly investments in convertible securities and fixed income securities, may be affected by the creditworthiness of issuers in which the Portfolio invests. Changes in financial strength, or perceived financial strength, of a company may affect the value of its securities and its ability to make payments of interest and principal and, therefore, impact the value of the Portfolio's shares if it invests in the company's securities. Further, investments in junk bonds are subject to credit risk to a greater degree than higher rated, investment grade securities.

•  Foreign Investment Risk. The Portfolio may invest in securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolio may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the securities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.

•  High-Yield Risk. High-yield, high-risk bonds (also known as "junk bonds") have speculative characteristics, including particularly high credit risk. High-yield bonds tend to be less liquid than higher-rated securities. The liquidity of specific issuers or industries within a particular investment category may be diminished or disappear suddenly and without warning. The high-yield bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.

•  Interest Rate Risk. Since the Portfolio may invest in fixed income securities, changes in interest rates will affect the value of its investments inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks or other equity securities in which the Portfolio invests.

•  Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services.

•  Manager Risk. The manager's selection of securities for the Portfolio, or of the asset allocation of the portfolio, may cause the Portfolio to underperform other funds or benchmarks.

•  Market Risk. The Portfolio's net asset value fluctuates in response to securities market movements. The Portfolio could lose money over short periods due to fluctuation in the Portfolio's net asset value in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

•  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. They may be especially subject to interest rate risk, as well as prepayment risk/extension risk.

•  Portfolio Turnover Risk. If the manager actively trades the securities of the Portfolio, transaction costs can increase, thus decreasing performance.

•  Prepayment/Extension Risk. The Portfolio may invest in fixed income securities that may be paid off sooner than expected because borrowers prepaid or refinanced their obligations. If there is such a prepayment and interest rates are falling, the Portfolio may have to reinvest the unanticipated proceeds at lower interest rates, which may result in a decline in the Portfolio's income. During periods of rising interest rates, borrowers may pay off their obligations in connection with these securities later than expected, preventing the Portfolio from reinvesting principal proceeds at higher interest rates and resulting in less income than otherwise might be available, as well as increasing the exposure of the Portfolio to further reductions in the securities' values resulting from increases in interest rates.

•  Value Investing / Style Risk. If at any time the market does not favor the Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than other equity funds using different investment styles. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by the Portfolio managers may not perform as anticipated because stocks that appear undervalued may remain undervalued indefinitely, or may, in fact, be fairly valued.

Performance Information: The bar chart and tables below provide some indication of the risks of investing in the Asset Director Portfolio. The bar chart shows changes in the Portfolio's performance from year to year for the last ten (10) years.

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Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2014, compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index") and the Barclays Capital U.S. Aggregate Bond Index (a broad market fixed income index) for one (1), five (5), and ten (10) years. Investors cannot directly invest in an index and, unlike the Portfolio, an index is unmanaged and does not incur transaction or other expenses. Although Class O and Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. The Portfolio's past performance is not necessarily indicative of how the Portfolio will perform in the future.

Annual Returns, Class O Shares (by calendar year 2005-2014)

Highest/Lowest quarterly results during this time period for the Class O shares were:

Highest: 14.3 percent (quarter ended September 30, 2009)  Lowest: -16.0 percent (quarter ended December 31, 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Asset Director Class O	8.85%	9.88%	6.54%
Asset Director Advisor Class	8.52%	9.55%	6.21%
S&P 500® Index	13.69%	15.45%	7.67%
Barclays Capital U.S. Aggregate Index	5.97%	4.45%	4.71%

Management

Investment Adviser: OneAmerica Asset Management, LLC

Portfolio Manager: The day to day management of the Asset Director Portfolio is the joint responsibility of Kathryn Hudspeth, CFA, Vice President, David M. Weisenburger, CFA, Vice President, and Erik Leighton, Vice President. Ms. Hudspeth has been with the Investment Adviser's predecessor, AUL, since 1989 and has managed the portfolio since its inception in 1990. Mr. Weisenburger has been with the Investment Adviser's predecessor, AUL, and has co-managed the Portfolio since 2007. Mr. Leighton has been with the Investment Adviser's predecessor, AUL, since 2001 and has co-managed the Portfolio since 2014.

Purchase and Redemption of Shares: Shares of the Portfolio are offered only for purchase by one or more separate accounts of AUL to serve as an investment allocation option for the contracts (or certificates) and policies issued by AUL. Owners of the contracts (or certificates) and policies do not deal directly with the Portfolio with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or policy and, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Tax Information: Because the only shareholders of the Portfolio are the separate accounts of AUL, no discussion is included here as to the federal income tax consequences at the shareholder level. The federal income tax consequences of the owners of the variable life insurance policies and variable annuity contracts issued by AUL are described in the prospectus for the relevant contract (or certificate) or policy.

Payments to Broker-Dealers and Other Financial Intermediaries: The Portfolio is made available as an investment allocation option for certain variable annuity and variable life insurance policies of AUL. In addition to payments of distribution and/or shareholder servicing fees, the Portfolio and its related companies may pay broker-dealers and other intermediaries for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES
AND PRINCIPAL INVESTMENT STRATEGIES

Investments and Investment Strategies

The Portfolios' investment objectives and a summary of their principal investment strategies are included in the summary sections above. This section has certain additional information about the Portfolios' principal investment strategies, and should be read in conjunction with (and as a supplement to) the summaries. Many of the investment strategies and techniques described in this prospectus are discretionary. Other techniques, strategies and investments may be made that are not part of a Portfolio's principal investment strategy or strategies. The investment objectives of a Portfolio (except the Socially Responsive Portfolio) may not be changed without the approval of the shareholders. However, a Portfolio's investment policies may be changed by the Fund's Board. All of the Portfolios are diversified and will not concentrate their securities purchases in a particular industry.

The Investment Grade Bond Portfolio

The Investment Grade Bond Portfolio may also invest in money market investments and foreign securities including corporate bonds or other fixed income securities that satisfy the Portfolio's standards for quality.

When the Investment Adviser believes that financial, economic, or market conditions require a defensive strategy, the Portfolio may buy more nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. When invested in this manner, the Portfolio may not achieve its investment objective.

The Fund has adopted a policy to invest, under normal circumstances, at least 80 percent of the value of the Portfolio's assets, including amounts borrowed for investment purposes, in investment grade bonds. The Fund has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days prior notice of any change in this policy.

Socially Responsive Portfolio

In addition to extensive fundamental analysis, the Portfolio focuses on securities of companies that are sensitive to socially responsible principles.

The Investment Adviser may rely on an outside independent authority to assist with its social criteria monitoring efforts. The Portfolio may also buy and sell options on securities and securities indices.

When the Investment Adviser believes that financial, economic, or market conditions require a more defensive strategy, the Portfolio may increase its holdings of nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments. When invested in this manner, the Portfolio may not achieve its investment objective.

The Portfolio may invest in securities issued by foreign companies.

Value Portfolio

When the Investment Adviser believes that financial, economic, or market conditions require a defensive strategy, the Portfolio may buy more nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. When invested in this manner, the Portfolio may not achieve its investment objective.

The Portfolio may also buy and sell options on securities and securities indices. The Portfolio may also invest in securities issued by foreign companies.

Asset Director Portfolio

When the Investment Adviser believes that financial, economic, or market conditions require a defensive strategy, the Portfolio may buy more nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. When invested in this manner, the Portfolio may not achieve its investment objective.

The Portfolio may invest in securities issued by foreign companies.

Summary of Risks

Each Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a Portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the Portfolios' investment strategies may subject them to a number of risks, including the following:

Capitalization Risk

During an overall stock market decline, stock prices of small or medium-capitalization companies often fluctuate more and may fall more than stock prices of larger-capitalization companies. To the extent that a Portfolio invests in stocks of small and medium-capitalization companies, the stocks of those companies have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies. In addition to the Socially Responsive and Value Portfolios, this risk applies to the Asset Director Portfolio. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Credit Risk

The Asset Director and Investment Grade Bond Portfolios' investments, and particularly investments in convertible securities and fixed income securities, may be affected by the

16

creditworthiness of issuers in which the Portfolios invest. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and its ability to make payments of interest and principal and, therefore, impact the value of a Portfolio's shares if it invests in the company's securities.

All the Portfolios may invest in investment grade fixed income securities; but, the Asset Director and Investment Grade Bond Portfolios may also invest in fixed income securities that are not "investment grade," which are commonly referred to as "junk bonds." To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent a Portfolio from selling a security at the time and price that would be most beneficial to the Portfolio.

Additionally, the Money Market Portfolio, like all money market portfolios, must invest exclusively in high quality debt securities. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all of the interest payments. If the credit quality of a fixed income security deteriorates below the two highest credit rating categories after the Portfolio has purchased the security, the Portfolio may be required to dispose of the security.

The Investment Adviser attempts to reduce the credit risk associated with lower rated securities through diversification of Portfolio investments, credit analysis of issuers in which the Portfolios invest, and monitoring broad economic trends and corporate and legislative developments. However, there is no assurance that it will successfully or completely reduce credit risk.

Defensive Strategy Risk

If the Investment Adviser believes that economic or other market conditions, such as excessive volatility or sharp market declines, require taking a defensive position to preserve or maintain the assets of a Portfolio, then a Portfolio may purchase securities of a different type or types than it ordinarily would purchase, even if such purchases are contrary to the investment objective or objectives of a Portfolio. Taking such a defensive position could prevent a Portfolio from attaining its investment objectives, or cause it to miss out on some or all of an upswing in the securities market.

All Portfolios of the Fund may employ defensive strategies and therefore, this risk applies to all Portfolios.

Foreign Investment Risk

With the exception of the Money Market Portfolio, all Portfolios may invest in securities issued by foreign companies, which may pose a greater degree of risk. Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, the Portfolios may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the securities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries. Further, there can be higher transfer tax rates, custodial rates and commission rates on foreign transactions and the risk that taxes will be charged on dividends or interest payable to a Portfolio. There is also a risk of nationalization or confiscation that could result in the loss of an investment by a Portfolio.

High-Yield Risk

High-yield, high-risk bonds (also known as "junk bonds") have speculative characteristics, including particularly high credit risk. High-yield bonds tend to be less liquid than higher-rated securities. The liquidity of specific issuers or industries within a particular investment category may be diminished or disappear suddenly and without warning, therefore, it may be more difficult to sell these securities, or they may have to be sold at prices below their purchase price in order to meet redemption requests. The high-yield bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology. Issuers of these securities may go into default or bankruptcy resulting in a loss to a Portfolio holding those respective securities. The Investment Grade Bond and Asset Director Portfolios are subject to this risk.

Interest Rate Risk

Each Portfolio may invest in fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks or other equity securities in which the Portfolios may invest. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth. A holder of fixed income securities is more susceptible to this type of risk the longer the duration or maturity of the security.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage, operating leverage and reduced demand for the issuer's goods or services. All Portfolios are subject to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. If the Portfolios invest in illiquid securities or securities that become illiquid, it may reduce the returns of the Portfolios because the Portfolios may be unable to sell the illiquid securities at an advantageous time or price. All Portfolios are subject to this risk, however the risk may be heightened for the

17

Portfolios investing in emerging markets or in securities that are not widely traded.

Manager Risk

The manager's selection of securities for the Portfolio may cause the Portfolio to underperform other funds or benchmarks. All Portfolios are subject to this risk.

Market Risk

Each of the Portfolios' net asset values fluctuate in response to securities market movements. The Portfolios could lose money over short periods due to fluctuation in a respective Portfolio's net asset value in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Although equities historically have outperformed other asset classes over the long-term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

The Investment Grade Bond, Socially Responsive, Value and Asset Director Portfolios are subject to this risk.

Mortgage- and Asset-Backed Securities Risk

Mortgage- and asset-backed securities may involve risks that are different from or more acute than risks associated with other types of fixed income instruments. In particular, they may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. Mortgage- and asset-backed securities may be especially subject to interest rate risk, as well as prepayment risk/extension risk. A Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment Risk/Extension Risk

The Portfolios may invest in fixed income securities that may be paid off sooner than expected because borrowers prepaid or refinanced their obligations. If there is such a prepayment and interest rates are falling, a Portfolio may have to reinvest the unanticipated proceeds at lower interest rates, which may result in a decline in the Portfolio's income. During periods of rising interest rates, borrowers may pay off their obligations in connection with these securities later than expected, preventing the Portfolio from reinvesting principal proceeds at higher interest rates and resulting in less income than otherwise might be available, as well as increasing the exposure of the Portfolio to further reductions in the securities' values resulting from increases in interest rates. The Investment Grade Bond, Socially Responsive, Value and Asset Director Portfolios are subject to this risk.

Portfolio Turnover Risk

Due to its trading strategies, a Portfolio may experience a portfolio turnover rate of over 100 percent. The use of certain investment strategies may generate increased portfolio turnover. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Portfolio's performance and may increase share price volatility. All Portfolios of the Fund are subject to this risk and it could arise when a Portfolio manager makes investment decisions in response to fluctuations in market conditions.

Socially Responsible Investing Risk

There is a risk that, due to the inclusion of social criteria in selecting securities, the return of the Portfolio may be lower than if investment decisions were based solely on investment considerations. The socially responsive restrictions do not allow the Portfolio manager to invest in potentially advantageous market sectors if the issuers of those securities in those sectors engage in the production or investment in certain products or activities that are contrary to the socially responsive investment criteria established for the Portfolio. This risk only applies to the Socially Responsive Portfolio.

Style Risk

If at any time the market does not favor a Portfolio's investment style, the Portfolio's gains may not be as big as, or its losses may be bigger than, other funds using different investment styles. The Investment Grade Bond, Socially Responsive, Value and Asset Director Portfolios are subject to this risk.

Value Investing Risk

Certain equity securities may be purchased by a Portfolio because the Portfolio manager views the fundamental value of those securities as being greater than the price at which they can be purchased. There is a risk that the securities issued by companies that are viewed as undervalued never increase in value or that other factors that cause the Portfolio manager to view the securities as undervalued may not be recognized by the market and thus, the value perceived by the portfolio manager may never be realized. In addition, in certain market conditions, there is a risk that value stocks will be outperformed by growth stocks.

Please see the Statement of Additional Information for more detailed information about the Portfolios, their investment strategies, and their risks.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information, which is available upon request.

18

GENERAL INFORMATION ABOUT THE FUND

Management of the Fund

The business and affairs of the Fund are managed under the direction of its Board according to laws of the State of Maryland and the Fund's Articles of Incorporation and Bylaws. Information about the directors and the Fund's executive officers may be found in the Statement of Additional Information ("SAI") under the heading "Management of the Fund."

Investment Adviser – OneAmerica Asset Management, LLC

OAM has its principal offices at One American Square, Indianapolis, Indiana 46282. OAM is a limited liability company existing under the laws of the State of Indiana. It was organized on October 12, 2012. The sole member of OneAmerica Asset Management, LLC, is OneAmerica Financial Partners, Inc. At December 31, 2014, the OneAmerica Financial Partners, Inc. enterprise, with whom AUL and OAM are affiliated, had assets of $33,404.4 million and had equity of $2,326.4 million.

As of January 1, 2013, the Fund's former investment adviser, AUL, ceased its operations as an investment advisor. OAM succeeded AUL as the Fund's Investment Adviser, and generally has succeeded to AUL's investment advisory business.

Subject to overall supervision of the Board of the Fund, the Investment Adviser has responsibility for the investment and reinvestment of the Fund's assets. In so doing, the Investment Adviser manages the day-to-day investment operations and the composition of each investment portfolio. These duties include the purchase, retention, and disposition of the securities and cash in accordance with the Portfolios' investment objectives and policies as stated in the Fund's current prospectus.

Under the Investment Adviser Agreement, the Investment Adviser is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio.

The aggregate annual fees paid by each Portfolio to OAM as a percentage of average daily net assets of the five Portfolios of the Fund during the most recent fiscal year are set forth below. These percentages remain the same for 2015.

Investment Grade Bond Portfolio:	.50%
Money Market Portfolio:	.40%
Socially Responsive Portfolio:	.70%
Value Portfolio:	.50%
Asset Director Portfolio:	.50%

From the fees paid to OAM by the Fund, OAM would pay any sub-adviser(s) for their services. As of the date of this prospectus, there are no sub-advisers for any of the Portfolios.

A discussion regarding the basis of the Board's approval of OAM as the Investment Adviser for the Portfolios is in the Fund's annual report for the period ended December 31, 2014.

OAM or its affiliates may, out of their own resources and at no additional cost to the Portfolio or shareholders, pay broker-dealers and other financial intermediaries (collectively "Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Investors may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Investors also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolio.

Fee Waivers and/or Expense Reimbursements

For the current fiscal year, Other Expenses paid by each class of each Portfolio are expected to be limited to 0.60 percent for the Money Market Portfolio and 0.50 percent for all other Portfolios. In addition, Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, are limited to the following percentages:

Portfolio	Class O	Advisor Class
Investment Grade Bond Portfolio:	1.00%	1.30%
Money Market Portfolio:	1.00%	1.30%
Socially Responsive Portfolio:	1.20%	1.50%
Value Portfolio:	1.00%	1.30%
Asset Director Portfolio:	1.00%	1.30%

For the year ended December 31, 2014, OAM reimbursed the Socially Responsive Portfolio $8,280 and voluntarily reimbursed the Money Market Portfolio $701,476. With respect to all Portfolios other than the Socially Responsive Portfolio, any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. The Board of Directors approved an agreement between the Fund and the Investment Adviser whereby the Investment Adviser agreed, on a non-cancellable basis, via an Expense Limitation Agreement, to reimburse the Fund's operating expenses to the extent necessary to prevent ordinary operating expenses of the Socially Responsive Portfolio from exceeding 1.20 percent for Class O shares and 1.50 percent for Advisor Class Shares.

19

Portfolio Managers

The day-to-day management of the Portfolios is the responsibility of the following portfolio managers:

Investment Grade Bond Portfolio:	David M. Weisenburger
Money Market Portfolio:	David M. Weisenburger
Socially Responsive Portfolio:	Erik Leighton
Value Portfolio:	Kathryn Hudspeth
Asset Director Portfolio:	Kathryn Hudspeth, David M. Weisenburger and Erik Leighton

Portfolio Manager Biographies

The following section provides biographical information about each of the Portfolios' portfolio managers. The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities of the Portfolios.

Kathryn Hudspeth, CFA, Vice President, has been the portfolio manager of the Asset Director and Value Portfolios since each Portfolio's inception. Ms. Hudspeth has been with OAM and the predecessor Investment Adviser, AUL, since 1989. In her role as equity portfolio manager, she is responsible for developing and executing equity investment strategy for the Asset Director and Value Portfolios and AUL's general account. Prior to joining AUL, Ms. Hudspeth was Vice President at Bank One, where she had been responsible for personal trust portfolios, institutional accounts and credit research.

David M. Weisenburger, CFA, Vice President, has been with OAM and the predecessor Investment Adviser, AUL, since 2007 and has been the portfolio manager of the Asset Director, Investment Grade Bond, and Money Market Portfolios. Mr. Weisenburger also participates in the credit review, trading, and research process for AUL's general account portfolio. Prior to his position with the Investment Adviser, Mr. Weisenburger was an Assistant Vice President and Senior Portfolio Manager for Ohio Casualty Corporation.

Erik Leighton, Vice President, has been with OAM and the predecessor Investment Adviser, AUL, since 2001. Mr. Leighton has been a portfolio manager of the Socially Responsive Portfolio since 2006 and the Asset Director Portfolio since 2014. In his role as equity portfolio manager, he is responsible for developing and executing equity investment strategy for the Asset Director and Socially Responsive Portfolios. He also provides input on equity strategy and makes investment recommendations for AUL's general account.

PRICING OF FUND SHARES

Net Asset Value

The net asset value per share of each Portfolio's Class O and Advisor Class shares is determined by dividing the value of each Portfolio's net assets attributable to the class of shares by the number of class shares outstanding. That determination is made once each business day, Monday through Friday, on which the New York Stock Exchange ("NYSE") is open for trading, as of the close of the NYSE (normally, 4 p.m., Eastern Daylight Time (EDT)). Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on other holidays when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving.

The values of the assets of each Portfolio other than the Money Market Portfolio are based on their market prices, with special provisions for assets not having readily available market quotations. If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Fund's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

The net asset value per share of each Portfolio, other than the Money Market Portfolio, will fluctuate in response to changes in market conditions and other factors. The Money Market Portfolio will attempt to maintain a constant net asset value per share of $1.00, which if so maintained will not fluctuate in response to changes in market conditions, although there can be no assurance that this will be achieved. The Money Market Portfolio attempts to maintain a constant net asset value per share by using the amortized cost method of valuation for its Portfolio securities. This involves valuing a security at cost on the purchase date and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity.

20

See the SAI for a description of certain conditions and procedures followed by the Portfolios in connection with amortized cost valuation when investing in money market instruments with remaining maturities of less than sixty (60) days.

PURCHASE AND REDEMPTION OF SHARES

As of the date of this Prospectus, shares of the Fund are offered only for purchase by one or more separate accounts of AUL to serve as an investment medium for the contracts issued by AUL. Shares of each Portfolio may be offered in the future to separate accounts of other affiliated or unaffiliated insurance companies to serve as the underlying investments for variable life and annuity contracts. Owners of the contracts do not deal directly with the Fund with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Shares of a Portfolio may be purchased or redeemed on any day on which the Portfolio determines its net asset value. Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt in good order of a purchase order by the Fund or its designee (including AUL). The separate accounts invest in shares of the Portfolios in accordance with instructions received from owners and participants of the contracts offered by AUL. Each Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of shares, in whole or in part. Redemptions will be affected by the separate accounts to meet obligations under the contracts. Redemptions are made at the net asset value per share next determined after receipt in good order of the redemption request by the Fund or its designee (including AUL). Redemption proceeds normally will be paid within seven (7) days following receipt of instructions in good order. The right of redemption may be suspended by the Fund (1) when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading is restricted; (2) because an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), making disposal of Portfolio securities or valuation of new assets not reasonably practicable; and, (3) whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

The Portfolios reserve the right to discontinue offering shares at any time, or to cease investment operations entirely.

Dividends and Distributions

With respect to all of the Portfolios, dividends and capital gains, if any, are annually declared payable to the shareholders of these Portfolios of record as of the close of business of a date determined by the Fund's Board. Such dividends and capital gains are distributed on a date determined by the President or Treasurer of the Fund, but such distribution date shall not be later than December 31 of the year in which dividends or capital gains were declared payable.

With respect to the Money Market Portfolio, dividends, if any, are declared on each Fund business day in an amount consisting of the Portfolio's net investment income (to the extent not previously declared as a dividend pursuant to this sentence) exclusive of capital gains or losses, to be paid monthly to shareholders of record as of such business day.

The amounts to be distributed are computed by the President, Treasurer or Assistant Treasurer of the Fund on the basis of income, expenses, gain, and loss of the applicable Portfolio for the relevant periods.

Any such dividends and capital gains reinvested in shares of the applicable Portfolio, unless an election is made by or on behalf of a shareholder to receive distributions in cash, expressed in writing and received by the Fund on or before the record date for the applicable dividends and capital gains.

ABUSIVE TRADING PRACTICES

Late Trading

Some investors attempt to profit from trading in funds after the close of the market. Because the market has closed, these investors have actual knowledge of the price of the securities prior to its calculation. They are, therefore, executing trades in the funds with information that is not readily available to the market, thereby benefiting financially to the detriment of other shareholders.

The Fund prohibits late trading in its Portfolios. The administrator of the separate accounts of AUL has procedures in place designed to ensure that all trades from whatever source are dated and time stamped and to allow only those trades received prior to the close of the market to receive that day's share value. The procedures are designed to ensure that all trades received after this point will receive the next day's calculated share value.

Market Timing

Some investors attempt to profit from various short-term or frequent trading strategies commonly known as market timing. Excessive purchases and redemptions disrupt underlying portfolio management, hurt underlying fund performance and drive underlying fund expenses higher. These costs are borne by all owners, including long-term investors who do not generate these costs.

OAM and the Fund discourage market timing and excessive trading. The Fund has contracted with OAM to provide market

21

timing surveillance for the Fund. The Board has approved a policy intended to discourage market timing or excessive trading. If you intend to engage in such practices, do not invest in the Fund or AUL's variable account. OAM, AUL and the Fund reserve the right to reject any purchase request which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners or a financial adviser with discretionary trading authority for multiple accounts).

OAM, AUL and the Fund do not always know and cannot always reasonably detect such trading. OAM's, AUL's and the Fund's policies and procedures only address market timing after the fact and are not prophylactic measures; they will only prevent market timing going forward once discovered. Once a possible abuse is indentified, OAM or AUL may restrict trading to the extent permitted under applicable laws and any applicable contract.

Generally, policyholder trading history is reviewed to confirm if the trading activity is indeed abusive. This procedure is enforced against all policyholders consistently.

If it is determined that the trading activity violates either OAM's, AUL's or the Fund's policy, then the policyholder is notified of restrictions on their account. Among the actions that can be taken are the limitation or elimination of the policyholder's access to internet and interactive voice response trades as well as limiting the policyholder to a specific number of trades per month, as determined by OAM, AUL or the Fund. OAM or AUL will not enter into any agreement with any individual, corporation, plan or other entity that would permit such activity for that entity while discouraging it for other owners.

OAM and AUL will cooperate and may share participant-level trading information with the Fund to the extent necessary to assist in the enforcement of these policies.

TAXATION

Each Portfolio intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will not be liable for federal income tax on income it distributes. The Portfolios also intend to comply with the diversification requirements under section 817(h) of the Code that apply to mutual funds underlying variable contracts.

Because the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the SAI for more information on taxes.

CLASSES OF SHARES – CLASS O AND ADVISOR CLASS SHARES

The Fund offers Class O and Advisor Class shares of the Portfolios in this prospectus. The Class O shares and the Advisor Class shares are identical in all material respects, except that Advisor Class shares are subject to the fee paid pursuant to the 12b-1 distribution and service plan described below.

Distribution and Servicing (12b-1) Plans – Advisor Class Shares

The Fund may pay annual fees of up to 0.30 percent of each Portfolio's average daily net assets attributable to Advisor Class shares as compensation or reimbursement for a variety of services and expenses in connection with the marketing, sale and distribution of Advisor Class shares ("distribution fees") and in connection with personal services rendered to investors ("servicing fees"). These payments are made pursuant to Distribution and Servicing (12b-1) Plans adopted by the Fund with respect to the Advisor Class shares of each Portfolio. Each plan will be operated as a compensation plan, meaning that the distributor may retain as compensation amounts not used to pay for distribution.

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

OTHER INFORMATION

We have not authorized anyone to provide you with information that is different from the information in this prospectus. You should only rely on the information in this prospectus or in other information provided to you by us. This prospectus is not an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

22

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). The information does not reflect fees and charges associated with a separate account that invests in a Portfolio or any insurance contract for which a Portfolio is an investment option. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.

23

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

VALUE PORTFOLIO – CLASS O

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.48	$0.39	$0.39	$0.30	$0.28
Net gain (loss) on investments	2.73	6.63	2.22	(0.79)	2.19
Total from investment operations	3.21	7.02	2.61	(0.49)	2.47
Shareholder distributions
Net investment income	(0.50)	(0.42)	(0.41)	(0.31)	(0.29)
Realized gain	(4.24)	(0.13)	–	–	–
Net increase (decrease)	(1.53)	6.47	2.20	(0.80)	2.18
Net asset value at beginning of year	28.25	21.78	19.58	20.38	18.20
Net asset value at end of year	$26.72	$28.25	$21.78	$19.58	$20.38
Total Return[2]	11.2%	32.3%	13.3%	(2.4%)	13.5%
Supplemental Data:
Net assets, end of year (000)	$226,767	$243,919	$220,148	$219,733	$242,837
Ratio to average net assets:
Expenses	0.59%	0.58%	0.58%	0.59%	0.60%
Net investment income	1.65%	1.55%	1.84%	1.47%	1.51%
Portfolio turnover rate	11%	13%	8%	8%	10%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

24

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

VALUE PORTFOLIO – ADVISOR CLASS

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.39	$0.31	$0.32	$0.24	$0.23
Net gain (loss) on investments	2.71	6.58	2.20	(0.77)	2.16
Total from investment operations	3.10	6.89	2.52	(0.53)	2.39
Shareholder distributions
Net investment income	(0.41)	(0.34)	(0.35)	(0.25)	(0.24)
Realized gain	(4.24)	(0.13)	–	–	–
Net increase (decrease)	(1.55)	6.42	2.17	(0.78)	2.15
Net asset value at beginning of year	28.03	21.61	19.44	20.22	18.07
Net asset value at end of year	$26.48	$28.03	$21.61	$19.44	$20.22
Total Return[2]	10.8%	31.9%	13.0%	(2.7%)	13.2%
Supplemental Data:
Net assets, end of year (000)	$23,387	$26,297	$25,541	$26,267	$28,867
Ratio to average net assets:
Expenses	0.89%	0.88%	0.88%	0.89%	0.90%
Net investment income	1.34%	1.24%	1.53%	1.18%	1.22%
Portfolio turnover rate	11%	13%	8%	8%	10%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

25

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

MONEY MARKET PORTFOLIO – CLASS O

	For year ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$–	$	–[2]
Net gain on investments	–	–[2]	–[2]	–[2]		–
Total from investment operations	–	–	–	–		–
Shareholder distributions
Net investment income	–	–	–	–[2]		–[2]
Realized gain	–	–[2]	–[2]	–[2]		–
Net increase	–	–	–	–		–
Net asset value at beginning of year	1.00	1.00	1.00	1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return[3]	–%	–%[4]	–%[4]	–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$108,770	$110,626	$123,344	$153,127		$162,523
Ratio to average net assets:
Expenses	0.07%	0.08%	0.10%	0.11%		0.20%
Expenses before waived fees and reimbursed expenses	0.55%	0.55%	0.53%	0.53%		0.53%
Net investment income	0.00%	0.00%	0.00%	0.00%		0.01%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than 0.05%.

26

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

MONEY MARKET PORTFOLIO – ADVISOR CLASS

	For year ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$–	$	–[2]
Net gain on investments	–	–[2]	–[2]	–[2]		–
Total from investment operations	–	–	–	–		–
Shareholder distributions
Net investment income	–	–	–	–		–[2]
Realized gain	–	–[2]	–[2]	–[2]		–
Net increase	–	–	–	–		–
Net asset value at beginning of year	1.00	1.00	1.00	1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return[3]	–%	–%[4]	–%[4]	–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$23,473	$23,997	$28,824	$31,374		$33,869
Ratio to average net assets:
Expenses	0.07%	0.08%	0.10%	0.11%		0.20%
Expenses before waived fees and reimbursed expenses	0.85%	0.85%	0.83%	0.83%		0.83%
Net investment income	0.00%	0.00%	0.00%	0.00%		0.01%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than 0.05%.

27

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

INVESTMENT GRADE BOND PORTFOLIO – CLASS O

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.27	$0.26	$0.31	$0.40	$0.46
Net gain (loss) on investments	0.33	(0.52)	0.18	0.43	0.36
Total from investment operations	0.60	(0.26)	0.49	0.83	0.82
Shareholder distributions
Net investment income	(0.31)	(0.32)	(0.36)	(0.42)	(0.48)
Realized gain	(0.04)	(0.07)	(0.23)	(0.14)	(0.16)
Net increase (decrease)	0.25	(0.65)	(0.10)	0.27	0.18
Net asset value at beginning of year	10.84	11.49	11.59	11.32	11.14
Net asset value at end of year	$11.09	$10.84	$11.49	$11.59	$11.32
Total Return[2]	5.5%	(2.2%)	4.2%	7.4%	7.3%
Supplemental Data:
Net assets, end of year (000)	$96,422	$110,256	$135,591	$138,673	$138,882
Ratio to average net assets:
Expenses	0.66%	0.64%	0.63%	0.64%	0.65%
Net investment income	2.37%	2.33%	2.66%	3.40%	3.96%
Portfolio turnover rate	30%	49%	52%	48%	51%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

28

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

INVESTMENT GRADE BOND PORTFOLIO – ADVISOR CLASS

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.23	$0.23	$0.28	$0.36	$0.42
Net gain (loss) on investments	0.33	(0.52)	0.17	0.43	0.35
Total from investment operations	0.56	(0.29)	0.45	0.79	0.77
Shareholder distributions
Net investment income	(0.28)	(0.28)	(0.32)	(0.38)	(0.45)
Realized gain	(0.04)	(0.07)	(0.23)	(0.14)	(0.16)
Net increase (decrease)	0.24	(0.64)	(0.10)	0.27	0.16
Net asset value at beginning of year	10.80	11.44	11.54	11.27	11.11
Net asset value at end of year	$11.04	$10.80	$11.44	$11.54	$11.27
Total Return[2]	5.2%	(2.5%)	3.9%	7.0%	6.9%
Supplemental Data:
Net assets, end of year (000)	$4,591	$6,097	$8,638	$8,866	$7,694
Ratio to average net assets:
Expenses	0.96%	0.95%	0.93%	0.94%	0.95%
Net investment income	2.07%	2.03%	2.36%	3.10%	3.65%
Portfolio turnover rate	30%	49%	52%	48%	51%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

29

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

ASSET DIRECTOR PORTFOLIO – CLASS O

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.37	$0.34	$0.38	$0.36	$0.36
Net gain (loss) on investments	1.46	2.96	1.37	(0.22)	1.53
Total from investment operations	1.83	3.30	1.75	0.14	1.89
Shareholder distributions
Net investment income	(0.40)	(0.38)	(0.42)	(0.38)	(0.36)
Realized gain	(2.08)	(0.59)	(0.11)	(0.36)	–
Net increase (decrease)	(0.65)	2.33	1.22	(0.60)	1.53
Net asset value at beginning of year	20.41	18.08	16.86	17.46	15.93
Net asset value at end of year	$19.76	$20.41	$18.08	$16.86	$17.46
Total Return[2]	8.9%	18.3%	10.4%	0.8%	11.8%
Supplemental Data:
Net assets, end of year (000)	$232,779	$254,022	$241,500	$231,822	$243,308
Ratio to average net assets:
Expenses	0.60%	0.59%	0.59%	0.60%	0.61%
Net investment income	1.75%	1.75%	2.11%	2.06%	2.17%
Portfolio turnover rate	18%	29%	28%	24%	20%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

30

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

ASSET DIRECTOR PORTFOLIO – ADVISOR CLASS

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.30	$0.28	$0.32	$0.31	$0.31
Net gain (loss) on investments	1.45	2.94	1.36	(0.23)	1.51
Total from investment operations	1.75	3.22	1.68	0.08	1.82
Shareholder distributions
Net investment income	(0.33)	(0.32)	(0.36)	(0.32)	(0.31)
Realized gain	(2.08)	(0.59)	(0.11)	(0.36)	–
Net increase (decrease)	(0.66)	2.31	1.21	(0.60)	1.51
Net asset value at beginning of year	20.28	17.97	16.76	17.36	15.85
Net asset value at end of year	$19.62	$20.28	$17.97	$16.76	$17.36
Total Return[2]	8.5%	17.9%	10.0%	0.5%	11.5%
Supplemental Data:
Net assets, end of year (000)	$73,925	$74,382	$78,400	$78,471	$73,473
Ratio to average net assets:
Expenses	0.90%	0.89%	0.89%	0.90%	0.91%
Net investment income	1.45%	1.45%	1.81%	1.77%	1.89%
Portfolio turnover rate	18%	29%	28%	24%	20%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

31

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

SOCIALLY RESPONSIVE PORTFOLIO – CLASS O

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.13	$0.09	$0.11	$0.07	$0.09
Net gain (loss) on investments	1.03	2.95	0.86	(0.39)	0.84
Total from investment operations	1.16	3.04	0.97	(0.32)	0.93
Shareholder distributions
Net investment income	(0.13)	(0.09)	(0.11)	(0.08)	(0.09)
Net increase (decrease)	1.03	2.95	0.86	(0.40)	0.84
Net asset value at beginning of year	12.62	9.67	8.81	9.21	8.37
Net asset value at end of year	$13.65	$12.62	$9.67	$8.81	$9.21
Total Return[2]	9.2%	31.4%	11.0%	(3.5%)	11.2%
Supplemental Data:
Net assets, end of year (000)	$4,320	$4,078	$2,576	$2,357	$2,638
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.31%	1.48%	1.68%	1.67%	3.01%
Net investment income	1.03%	0.84%	1.12%	0.78%	1.07%
Portfolio turnover rate	13%	11%	6%	11%	16%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

32

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

SOCIALLY RESPONSIVE PORTFOLIO – ADVISOR CLASS

	For years ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Per Share Operating Performance:
Net investment income[1]	$0.10	$0.06	$0.08	$0.04	$0.07
Net gain (loss) on investments	1.02	2.95	0.86	(0.39)	0.85
Total from investment operations	1.12	3.01	0.94	(0.35)	0.92
Shareholder distributions
Net investment income	(0.10)	(0.06)	(0.08)	(0.05)	(0.07)
Net increase (decrease)	1.02	2.95	0.86	(0.40)	0.85
Net asset value at beginning of year	12.62	9.67	8.81	9.21	8.36
Net asset value at end of year	$13.64	$12.62	$9.67	$8.81	$9.21
Total Return[2]	8.9%	31.1%	10.7%	(3.8%)	10.9%
Supplemental Data:
Net assets, end of year (000)	$3,538	$3,276	$2,422	$2,441	$2,512
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.61%	1.80%	1.98%	1.98%	3.32%
Net investment income	0.73%	0.55%	0.82%	0.49%	0.77%
Portfolio turnover rate	13%	11%	6%	11%	16%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

33

OneAmerica® Funds, Inc.
Class O and Advisor Class Shares

Variable Life and Annuity Contracts

Sold By

AMERICAN UNITED
LIFE INSURANCE COMPANY®

There is a Statement of Additional Information that has more information about the Fund. It is incorporated by reference and is legally considered a part of this prospectus. The Fund also files annual and semi-annual reports with the SEC. These reports provide more information about the Portfolios' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

You may request a free copy of the Statement of Additional Information or a copy of the annual or semi-annual reports by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. If you have other questions, call or write us.

Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., which may be contacted at 1-202-551-8090. Reports and other information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information can be ordered by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by e-mailing your request to publicinfo@sec.gov. The SEC will charge a duplicating fee for those services. Please reference the Fund's Investment Company Act file number in your correspondence.

The Portfolios are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

Investment Company Act File No. 811-05850

34

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(This page left intentionally blank.)

Please read this prospectus carefully before you invest or send money. Variable annuities issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica® Securities, Inc., member FINRA, SIPC, a wholly-owned subsidiary of AUL.

American United Life Insurance Company®
a OneAmerica® company
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368

© 2015 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

R-19369 5/1/15

Statement of Additional Information

OneAmerica Funds, Inc.

Class O and Advisor Class Shares

May 1, 2015

OneAmerica Investment Grade Bond Portfolio

OneAmerica Money Market Portfolio

OneAmerica Socially Responsive Portfolio

OneAmerica Value Portfolio

OneAmerica Asset Director Portfolio

This is a Statement of Additional Information (“SAI”) and not a prospectus. It contains more detailed information about OneAmerica Funds, Inc. (the “Fund”) than the prospectus (the “Prospectus”). You may request a free copy of the Prospectus by writing to us at One American Square, c/o Legal Department, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. The date of the current Prospectus is May 1, 2015.

The financial statements and accompanying notes in the annual report of the Fund for the year ended December 31, 2014 are incorporated by reference in the SAI. A free copy of the annual report may be obtained by writing, calling the Fund at the address or telephone number given above, or going to www.oneamericafunds.com.

A table of contents for this SAI is follows.

Custodian, Transfer Agent, and Dividend Disbursing Agent	46
Legal Counsel	46
Code of Ethics	46
FINANCIAL STATEMENTS	46
APPENDIX I	47

INTRODUCTION

This SAI is designed to provide a more detailed discussion of certain securities and investment techniques, which are described in the Prospectus. This information is intended only for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.

The Fund

The Fund is an open-end management investment company, commonly referred to as a mutual fund. Its five (5) diversified portfolios are the:

OneAmerica Investment Grade Bond Portfolio

OneAmerica Money Market Portfolio

OneAmerica Socially Responsive Portfolio

OneAmerica Value Portfolio

OneAmerica Asset Director Portfolio (each a “Portfolio,” and collectively, the “Portfolios”)

Each Portfolio has its own investment objectives, which are described in the Prospectus.

The Fund was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

The Fund issues Class O shares and Advisor Class shares of common stock for each of the respective Portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution and service plan described herein.

More portfolios or classes may be added in the future. An interest in the Fund is limited to the assets of the particular Portfolio in which shares are held. Shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions paid by the Portfolio.

GENERAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. Government Securities

All of the Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or obligations guaranteed by, the U.S. government, its agencies or instrumentalities. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates).

Direct obligations of the U.S. government include a variety of Treasury securities which differ with respect to coupons, maturities, and dates of issue. Treasury bills have maturities of one (1) year or less. Treasury notes have maturities of one (1) to ten (10) years, and Treasury bonds generally have a maturity of greater than ten (10) years. Securities guaranteed by the U.S.

government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). The payment of principal and interest of these securities is unconditionally guaranteed by the U.S. government. Therefore, they are typically viewed as of the highest credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the U.S. government is directly obligated or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor obligations guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are supported by the issuer’s right to borrow from the U.S. government; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal National Mortgage Association (“FNMA”), Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farmers Financing Bank, Farmers Home Administration, Farm Credit Banks, and the Tennessee Valley Authority.

Corporate Bonds and Debt Securities

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in U.S. dollar or foreign currency-denominated corporate bonds or debt securities of domestic or foreign issuers, which may include, without limit, debentures, notes and other similar corporate debt instruments, including convertible securities. (The Money Market Portfolio is limited to U.S. dollar-denominated issues.) Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. These instruments must meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, be deemed to be comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of each Portfolio’s securities may be affected by, among other things, changes in interest rates, and the price of debt obligations will generally rise and fall inversely with interest rates. Longer-term debt obligations will normally have greater price volatility than shorter-term obligations.

A debt security also presents the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the same degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer-term protection may be lacking. Any corporate bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. In the event that ratings decline after a Portfolio’s investment in debt securities, OneAmerica Asset Management, LLC (“OAM” or the “Investment Adviser”) will consider all such factors as it deems relevant to the advisability of retaining such securities. See Appendix I for further information concerning bond ratings.

Among the corporate debt securities in which the Portfolios may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential.

The Portfolios, with the exception of the Money Market Portfolio, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities rated in categories Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s Ratings Group (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.”

The Investment Grade Bond Portfolio and the Asset Director Portfolio may invest up to 10 percent of their assets, measured at the time of investment, in securities rated below investment grade. These securities are described as “speculative” by Moody’s and S&P. Investment in below investment grade corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but also typically entails greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield debt securities may be more complex than for issuers of higher quality debt securities. Debt securities rated lower than investment grade by either S&P or Moody’s, but not the other, are not considered to be high yield securities for purposes of the Portfolios’ limits on investments in high yield securities.

High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings in evaluating high yield securities can involve certain risks, as credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Accordingly, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

Mortgage-Related Securities

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in GNMA certificates, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”) mortgage-backed obligations, and privately issued mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.

GNMA Certificates

GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administrative guaranteed mortgages.

Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the refinancing, foreclosure or sale of the underlying residential property, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments, while errant receipts are tracked down, may vary.

Although the mortgage loans in the pool will have maturities of up to thirty (30) years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Obligations

FNMA, a federally chartered corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government-sponsored corporation, however, both FNMA and FHLMC were placed into conservatorship by their regulator, the Federal Housing Finance Agency, in September 2008. It is also subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in a pool of conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the shorter classes have been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“Issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer acts as a conduit to allow loan originators (usually builders or savings and loan associations) to borrow against their loan portfolio.

Certain classes of CMOs pay the holders only the interest paid on the underlying mortgages or mortgage pass-through securities (“Interest-Only Class”). Other classes pay the holders only the principal paid on the underlying mortgages or mortgage pass-through securities (“Principal-Only Class”). Interest-only and principal-only classes of CMOs purchased by a Portfolio are currently considered to be illiquid securities subject to the limitations on investment in illiquid securities. See “Investment Restrictions” in this SAI.

Other Mortgage-Backed Securities

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs).

Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can be callable by the issuer prior to maturity). Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

All Portfolios that may buy mortgage-backed securities may purchase such securities without insurance or guarantees, if the Investment Adviser determines that the securities meet a Portfolio’s quality standards. However, securities by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, the Investment Adviser will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

Risks of Mortgage-Related Securities

For many types of mortgage-related securities, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

Repurchase Agreements

All Portfolios may invest in repurchase agreements. If a Portfolio acquires a security from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the term of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

The underlying securities on repurchase agreements are typically U.S. government securities, but may be other types of securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio. Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Investment Adviser will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Investment Adviser will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the Portfolios enter into repurchase agreements.

A Portfolio may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed applicable limits on the Portfolio’s investments in illiquid securities.

A repurchase agreement subjects a Portfolio to the risk of the inability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller’s obligation. In addition, a Portfolio will enter into repurchase agreements only with parties that the Investment Adviser considers creditworthy. In the event the seller does default, the Portfolio may incur (1) a loss if the value of the collateral declines and (2) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings commence with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

Reverse Repurchase Agreements

All of the Portfolios may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price.

A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. A Portfolio typically will segregate liquid assets to cover its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of the purchase commitment, a Portfolio will limit its investments in such reverse repurchase agreements and other borrowings to no more than one-third of the current market value of the Portfolio’s total assets. The use of uncovered reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with a broker-dealer requires segregation of U.S. government securities or cash or cash equivalents equal to its obligations under reverse repurchase agreements.

Banking Industry and Savings Industry Obligations

All Portfolios may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks; and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&L”).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or S&L for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), consistent with applicable limits on its investments in illiquid securities.

The Portfolios will not invest in obligations issued by a commercial bank or S&L unless the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by S&P or Moody’s, or, if the institution has no outstanding securities rated by S&P or Moody’s, such institution, in the determination of the Investment Adviser, has creditworthiness similar to institutions having outstanding securities so rated.

The Portfolios may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and foreign banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U. S. government agency or instrumentality.

Securities of Securities-Related Businesses

The Portfolios are allowed to purchase a security issued by a company that derives more than 15 percent of its gross revenues from securities related activities, provided that immediately after the acquisition of any equity security, the Portfolio does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities; immediately after the acquisition of any debt, the Portfolio does not own more than 10 percent of the outstanding principal amount of the issuer’s debt securities; and, immediately after any such acquisition, the Portfolio has invested not more than 5 percent of the value of its total assets in the securities of the issuer.

Swap Agreements

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio’s exposure to long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer’s debt at par upon the occurrence of certain agreed events, including, for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price and yield.

Swap agreements also may allow a Portfolio to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the Portfolio, the Portfolio must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a counterparty’s creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the Portfolio. In the case of a credit default swap written by the Portfolio, the Portfolio will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the Portfolio will be able to do so, the Portfolio may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The Portfolio may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.

Options

In pursuing their investment objectives, the Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may engage in buying put and call options in furtherance of their respective investment objective or objectives if they are traded on a domestic securities exchange or board of trade.

The Portfolios may also write put and call options if (1) after any sale, the aggregate of the exercise prices of all outstanding puts written by the Portfolio do not exceed 25 percent of the Portfolio’s total assets;  (2) after any sale, not more than 25 percent of that Portfolio’s total assets are subject to calls; (3) the puts are  secured; and (4) the calls are covered. The Portfolios may write or invest in options on individual securities and on underlying indices.

In the case of a call on a security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. A put is secured if the Portfolio maintains cash, cash equivalents or U.S. government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

A Portfolio may sell calls it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call which is sold.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the underlying security at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security (in the case of a call) upon payment of the exercise price or to pay the exercise price (in the case of a put) upon delivery of the underlying security.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security due to trading restrictions or suspensions imposed on the options markets, it would not be able to sell the underlying security. If a Portfolio cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying call options offers large amounts of leverage, which could result in the Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Futures Contracts

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in interest rate futures contracts which are standardized and traded on a domestic securities exchange or board of trade. These investments may be made primarily for the purpose of hedging against changes in the value of a Portfolio’s securities or securities intended to be purchased due to anticipated changes in interest rates, market conditions, stock or currency prices and not for purposes of speculation. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy, a Portfolio might purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase of the market price of the long-term debt security which the Portfolio intended to purchase in the future. A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security while endeavoring to avoid part or the entire decline in market value of that security which would accompany an increase in interest rates. Although other techniques could be used to reduce a Portfolio’s exposure to interest rate fluctuations,  a Portfolio may be able to hedge its exposure  more  effectively  and perhaps at a lower cost by using futures contracts.

In addition to interest rate futures, the Portfolios may also invest in stock index futures contracts, futures involving other financial instruments, and options on such futures contracts.

A Portfolio will only enter into futures contracts which are standardized and traded on an exchange, board of trade, or similar entity. If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions. When purchasing a futures contract, a Portfolio must maintain with its custodian (or broker, if legally permitted) cash, U.S. government securities, or other liquid assets (including any margin) equal to the market value of such contract. When writing a futures contract, a Portfolio must maintain with its custodian cash, U.S. government securities, or other liquid assets  that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract, or holding a call permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with its custodian).

Generally, futures contracts obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations

The Fund will comply with certain regulations of the Commodity Futures Trading Commission, under which an investment company may engage in futures transactions and qualify for an exclusion from being a “commodity pool,” which require a Portfolio to invest in futures contracts for bona fide hedging purposes, or alternatively, to set aside cash and short-term obligations with respect to long positions in a futures contract. If the notional value of a Portfolio’s non-hedge contracts exceeds 100 percent of its total assets, the Portfolio will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5 percent or less of the its net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5 percent of the its net assets, the notional value of a Portfolio’s non-hedge contracts will not exceed 100 percent of the liquidation value of the Portfolio’s   securities.  Futures transactions also will be limited to the extent necessary to maintain the qualification of each Portfolio as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).

A Portfolio may not maintain open short positions in futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its Portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions.

The Fund reserves the right to engage in other types of futures transactions in the future and to use futures for other than hedging purposes to the extent permitted by regulatory authorities. If other types of futures contracts are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Directors determines that their use is consistent with the Portfolio’s investment objective or objectives.

Risks Associated with Futures

There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities or currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for interest rate or stock index futures, including technical influences in futures trading, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries and creditworthiness of issuers. While a Portfolio’s hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates, stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A decision as to whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The successful use of futures is dependent on the Investment Adviser’s ability to correctly predict market movements in the direction of the stock market and no assurance can be given that the Investment Adviser’s judgment in this respect will be correct.

The price of futures contracts may not correlate perfectly with movement in the underlying security or index, due to certain market distortions. This might result from decisions by a significant number of market participants holding futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions.

These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position. When such a market does not exist, the Portfolio remains obligated to meet margin requirements until the position is closed.

Other Investment Companies

Each of the Portfolios may invest in shares issued by other investment companies. Each of the Portfolios is, under federal securities laws, limited in the degree to which it may invest in shares of another investment company, in that it generally may not, at the time of the purchase: (1) acquire more than 3 percent of the outstanding voting shares of the investment company; (2) invest more than 5 percent of the Portfolio’s total assets in the investment  company; or (3) invest more than 10 percent of the Portfolio’s total assets in all investment company holdings. As a shareholder in an investment company, a Portfolio will bear its ratable share of the investment company’s expenses, including management fees in the case of a management investment company.

Zero Coupon, Strips and Step Coupon Securities

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in zero coupon, strips, and step coupon securities. Zero coupon and step coupon bonds do not make regular interest payments; instead, they are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. Principal and accrued interest are paid at maturity. “Strips” are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The issuers of most zero coupon bonds, and the obligor of most “strips” purchased by a Portfolio, will be the U.S. government and its agencies or instrumentalities, though corporates are also permitted.

The market value of “strips” and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds.

Illiquid and Restricted Securities

A Portfolio may invest in an illiquid or restricted security if the Investment Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Portfolio has valued the security. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. A Portfolio may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Portfolio could realize upon disposition.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission (“SEC”) registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid, and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may invest up to 10 percent, 15 percent for the Socially Responsive Portfolio, of its total assets in illiquid securities, measured at the time of investment.

Lending of Portfolio Securities

The Portfolios may, from time to time, lend securities from their Portfolios to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which, at all times while the loan is outstanding, will be maintained in amounts equal to at least 100 percent of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. Such loans may not have terms longer than thirty (30) days and will be terminable at any time. The Portfolios may also pay reasonable fees to persons unaffiliated with the Portfolios for services in arranging such loans.

Temporary Defensive Strategy

If the adviser were to employ a temporary defensive strategy for the Fund, the strategy may include, but may not be limited to, the use of risk free assets such as cash, cash equivalents, short-term credit instruments, U.S. Treasury bills and discount notes.

INVESTMENT RESTRICTIONS

Each Portfolio’s investment objective or objectives as set forth in the Prospectus (except the Socially Responsive Portfolio’s) together with the investment restrictions set forth below, are fundamental policies of each existing Portfolio and may not be changed with respect to that Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio.

The vote of a majority of the outstanding voting shares of a Portfolio means the vote at an annual or special meeting of the lesser of: (a) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting shares of such Portfolio are present or represented by proxy; or (b) more than 50 percent of the outstanding voting securities of such Portfolio. Under these restrictions, an existing Portfolio (or the specific Portfolio, where noted) may not:

(1) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio’s borrowing policies. For purposes of this investment restriction, the writing of stock options, and collateral arrangements with respect to margin or other deposits with regard to futures contracts, and related options, are not deemed to be an issuance of a senior security.

(2) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may (a) borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25 percent of a Portfolio’s net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5 percent of that Portfolio’s net assets; and  (b) enter into reverse repurchase agreements and transactions in options, interest rate futures contracts, stock index futures contracts, other futures contracts based on other financial  instruments,  and  options  on  such  futures  contracts. For these purposes, the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, and options on futures contracts, will not be deemed to be pledges of a Portfolio’s assets.

(3) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws.

(4) Invest in a security if, with respect to 75 percent of its total assets, more than 5 percent of its total assets  (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. government securities.

(5) Invest in a security if more than 25 percent of its total assets  (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to U.S. government securities  (or repurchase agreements with respect thereto), and  (b) with respect to the Asset Director and Money Market Portfolios and, to securities or obligations (other than commercial paper) issued by domestic branches of U.S. banks.

(6) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests.

(7) With respect to all portfolios except the Socially Responsive Portfolio,  make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

(8) With respect to all Portfolios except the Socially Responsive Portfolio, make short sales of securities, except short sales against the box.

(9) Invest in a security if, with respect to 75 percent of its assets, it would hold more than 10 percent (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities.

(10) With respect to all Portfolios except the Socially Responsive Portfolio, may not  invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven (7) days, or other securities  which in the  determination of the Investment Adviser are  illiquid  if,  as a result of such  investment,  more than 10 percent of the total assets of the Portfolio  (taken at market value at the time of such  investment) would be invested in such securities.

(11) Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI.

(12) With respect to all Portfolios except the Socially Responsive Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of Portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions.

The following additional investment restriction applies to the Socially Responsive Portfolio but is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding voting shares of that Portfolio. The Socially Responsive Portfolio may not purchase or otherwise acquire any securities if, as a result, more than 15 percent of the Portfolio’s net assets would be invested in securities that are illiquid.

With regard to the Socially Responsive Portfolio, if any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Portfolio’s investments in illiquid securities to exceed the limitation set forth above, the Portfolio will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Portfolio would not be required to liquidate any Portfolio securities where the Portfolio would suffer a loss on the sale of such securities.

To the extent any of the Portfolios covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Board of Directors, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to investment restriction no. 1.

Disclosure of Portfolio Holdings

It is the Fund’s policy that portfolio security information will only be disclosed in situations when it is believed that such disclosures are in the best interest of a Portfolio’s investors.

The Fund currently provides portfolio security information to the following entities:

A.                                    A complete list of holdings is available to individual investors on a quarterly basis either through the Fund’s annual and semi-annual reports or through Form N-Q which is filed with the SEC.

B.                                    The top five portfolio holdings are made available in a market commentary and distributed to advisors, plan sponsors, and participants quarterly. Quarterly commentary will be available to the above constituents within the first two (2) months following each quarter end.

C.                                    Fund holdings are provided to several third-party service providers.

•                  The Fund custodian has daily access to portfolio holdings. They are prohibited from disseminating this information to any other entity unless the law requires it or they have received prior approval from the Fund or the Fund’s Investment Adviser.

•                  The Fund investment management software provider (Blackrock Solutions) has daily access to portfolio holdings. They are prohibited from disseminating this information to any other entity unless law requires it or they have received prior approval from the Fund or the Fund’s Investment Adviser.

•                  Organizations that process and provide the Fund with proxy voting materials receive current security information from the Fund custodian on a daily basis. These parties are restricted in their agreement with the Fund accountant from using the information for anything other than the services provided under the agreement.

•                  The Fund auditor reviews previous year-end portfolio holdings during the first quarter of every year. The auditors are restricted from sharing the information except as required by the agreement between the Fund and the Auditor and the services rendered.

•                  Third-party service providers create informational sheets for current and potential Fund investors. Security information is usually provided the month following each quarter-end to these third party service providers. Informational sheets are typically available to Fund investors within two (2) months following each quarter-end. Third party service providers are restricted from using or disclosing this information except for purposes of preparing the information sheets.

•                  Broker-dealers or research firms provide information regarding companies of interest, based on the holdings of the Portfolios. This information may be provided to brokers on an ad-hoc basis and only includes security names on the day the information is sent. Brokers are prohibited from disclosing, publishing, or disseminating security information unless they have received prior consent from the Fund or from the Fund’s Investment Adviser.

D.                                    Holding information is made available, in some cases, to various rating and ranking organizations so they are able to analyze each Portfolio. Providing this information is a prerequisite to be included in the analysis process of each rating organization. Security information is typically provided on a monthly or quarterly basis, depending on the requirements of the rating organization. Their analysis is typically available for distribution within one to three months, depending on the organization. Rating organizations will either publish security information on funds included in their database that is then available only to individuals who subscribe to their analysis services, provide a list of top holdings, or not publish any of the holding information that has been provided to them. There are no restrictions imposed upon these ratings and rankings organizations upon disclosure of information given to them.

E.                               Portfolio holdings are never provided to select clients or entities for trading purposes or for personal gain.

F.                                      The top 5 Portfolio holdings can be found at www.oneamericafunds.com.

No compensation or consideration is received by the Fund, its Investment Adviser, or any party in connection with the disclosure of information about portfolio securities.

The following individuals or categories of individuals may authorize disclosure of the Fund’s portfolio securities:

1.                                      investment officers of the Investment Adviser

2.                                      Board of Directors of the Fund

3.                                      executive officers of the Fund

The Board of Directors of the Fund exercises its oversight of disclosure of portfolio holdings through its review and approval of the policies and procedures regarding disclosure of Portfolio holdings on an annual basis, which are as described above. All such policies and procedures are included in the Fund’s compliance program.

MANAGEMENT OF THE FUND

Management Information

Overall responsibility for management of the Fund rests with its Board of Directors, who are elected by the shareholders of the Fund. The directors elect the officers of the Fund to actively supervise its day-to-day operations.  The officers of the Fund, including the President, Treasurer and Chief Compliance Officer report directly to the full board on a variety of matters at regular meetings of the Board of Directors.  The Treasurer and Chief Compliance Officer also report regularly to the Fund’s Audit Committee, which is composed entirely of directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”).

The board’s leadership structure features an Interested Director serving as board chairman along with an Independent Lead Director as well as having the entire Audit Committee comprised of Independent Directors.  This structure is reviewed by the board regularly and the board believes it to be appropriate and effective.  All Independent Directors meet regularly outside of the presence of any directors who are an “interested person” (as that term is defined in the 1940 Act) of the Fund, the Investment Adviser or the Fund’s principal underwriter (the “Interested Director”), which allows the Independent Directors to participate in a full range of board oversight duties, including risk management.

The Board of Directors elects the officers of the Fund.  The officers are reviewed by the Board on a yearly basis and the board determines whether to allow respective officers to continue to serve as officers of the Fund.

Standing Committees of the Board of Directors

The Audit Committee is composed of Mr. Gilbert F. Viets (Chair), and Messrs. Stephen J. Helmich and James L. Isch. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one (1) committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets twice per year in conjunction with winter and summer in-person meetings of the Board of Directors, or more frequently as called by the Chair. The committee meets with the Fund’s Treasurer and Chief Compliance Officer, with personnel responsible for the internal audit function of the Investment Adviser, and with the Fund’s independent auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the Fund. The committee  assists the Board of Directors in overseeing  and  monitoring:  (i) the systems of internal accounting and financial controls of the Fund and the Fund’s service providers, (ii) the financial reporting processes of the Fund, (iii) the independence,  objectivity and  qualification  of the auditors of the Fund, (iv) the annual audits of the Fund’s  financial  statements,  and (v) the  accounting policies and disclosures of the Fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for the Fund, and (ii) the provision by any outside auditor of certain non-audit services to the Fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It oversees and receives reports on the Fund’s service providers’ internal controls and reviews the adequacy and   effectiveness of the service providers’ accounting and financial controls.

The  committee  reviews at least  annually  a report  from the  independent  auditor describing  any  material  issues  raised by the most  recent  internal  quality control,  peer review, or Public Company Accounting  Oversight Board examination of  the  auditing  firm  and  any  material  issues  raised  by any  inquiry  or investigation  by governmental or professional  authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will review periodically the Fund’s major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays  an  oversight   role  with  respect  to compliance   with  its  investment restrictions,  the code of ethics relating to personal securities  transactions, the Fund’s Compliance Program, and anti-money  laundering  requirements. During the fiscal year ended December 31, 2014, the committee held two meetings.

List of Directors

The names of the directors, their addresses, ages, positions, principal occupation(s) during the past five (5) years, number of portfolios in the Fund complex overseen, and other directorships held by each director and executive officer are set forth below:

Name, Address and Age in 2015 (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Joseph E. DeGroff (3), Age 62	Chairman	11/16/2012 to present	Partner, Ice Miller, LLP (Law Firm) (1996 until his retirement in 12/2013)	5	None
	Director	11/4/2010 to present

Elaine E. Bedel (4), Age 63	Director	2/22/2013 to present	CEO and President, Bedel Financial Consulting, Inc. (1989 to present)	5	None

Independent Directors

Stephen J. Helmich, Age 66	Director	12/17/2004 to present	President, Cathedral High School (1999 to present)	5	None

James L. Isch, Age 65	Director	11/12/2009 to present	Chief Operating Officer, NCAA (9/2010 until his retirement in 2/2015); Interim President, NCAA (9/2009 to 9/2010); Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	5	None

Gilbert F. Viets, Age 72 (5)	Independent Lead Director	8/20/2010 to present	Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	5	None

	Chairman of the Audit Committee	11/16/2007 to present

	Director	9/27/2004 to present

(1) The Executive Officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

(2) The term of office for each director of the Fund shall be from the time of his or her election and qualification until the election of directors next succeeding his/her election and until his/her successor shall have been elected and shall have qualified. No person shall be eligible for election as a director who has reached his/her seventy-second (72nd) birthday. Further, no person shall serve as a director past his/her seventy-second (72nd) birthday. Upon the occurrence of a director’s seventy-second (72nd) birthday, the director shall cease to be a director.

(3) Due to his position as a partner at Ice Miller, a law firm that gives legal advice to AUL which formally served as the Fund’s investment adviser and whose separate accounts own shares of the Fund’s portfolios, Mr. DeGroff may be deemed to be an “interested person” of the Fund, as that term is defined in the 1940 Act.

(4) Due to receipt of compensation from AUL in relation to variable business placed with AUL, Ms. Bedel may be deemed to be an “interested person” of the Fund, as that term is defined in the 1940 Act.

(5) Mr. Viets will turn 72 after the final Board meeting of 2015 and at the end of the calendar year.

The following table shows the executive officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five (5) years.

Name, Address and Age in 2015 (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

John C. Mason, Age 51	President	8/22/2014 to present	President, OneAmerica Asset Management, LLC® (10/2012 to present); Senior Vice President & Chief Investment Officer, American United Life Insurance Company® (5/2013 to present); Chief Investment Officer, American United Life Insurance Company® (3/2012 to 5/2013); Vice President, Investments, American United Life Insurance Company® (8/2011 to 3/2012); Vice President, Fixed Income Securities, American United Life Insurance Company® (2/2010 to 8/2011); Vice President, Marketable Bonds, American United Life Insurance Company® (11/2004 to 2/2010)	5	None

Richard M. Ellery, Age 44	Secretary	8/24/2007 to present	President, OneAmerica Securities, Inc. (5/2012 to present); Associate General Counsel, American United Life Insurance Company® (1/2007 to present)	5	None

Stephen L. Due, Age 38	Assistant Secretary	11/4/2010 to present	Associate General Counsel, American United Life Insurance Company® (4/2014 to present); Assistant General Counsel, American United Life Insurance Company® (6/2007 to 4/2014)	5	None

Andrew J. Michie, Age 42	Treasurer	5/22/2014 to present	Vice President & Controller, American United Life Insurance Company® (11/2012 to present); Senior Vice President, Corporate Finance, CMFG Life Insurance Company® (2009 to 2012)	5	None

Nicholas C. Slabaugh, Age 33	Assistant Treasurer	8/23/2013 to present	Director, Investment Accounting, American United Life Insurance Company® (7/2014 to present); Director, Accounting, American United Life Insurance Company® (7/2013 to 7/2014); Director, Separate Accounts Administration, American United Life Insurance Company® (1/2013 to 7/2013); Manager, Internal Audit, American United Life Insurance Company® (7/2011 to 1/2013); Senior Internal Auditor, American United Life Insurance Company® (11/2010 to 7/2011); Senior Associate, PricewaterhouseCoopers, LLP (7/2008 to 11/2010)	5	None

Sue E. Uhl, Age 57	Anti-Money Laundering Officer	5/18/2007 to present	Associate General Counsel, American United Life Insurance Company® (5/2013 to present); Assistant General Counsel, American United Life Insurance Company® (2007 to 5/2013)	5	None

(1) The Executive Officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

(2) The term of office for each officer of the Fund shall be at the pleasure of the Board or until their respective successors are chosen and qualify.

Listed below for each director is a dollar range of equity securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each director that are in the same family of investment companies as the Fund, as of December 31, 2014.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in Family of Investment Companies*
Elaine E. Bedel	None	None
Joseph E. DeGroff	None	None
Stephen J. Helmich	$50,001 - $100,000	$ 50,001 - $ 100,000
James L. Isch	None	None
Gilbert F. Viets	Over $100,000	Over $100,000

* In disclosing the dollar range of equity securities beneficially owned by a director in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001-$100,000; and (v) over $100,000.

No Independent Director (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in AUL, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with AUL or the principal underwriter of the Fund (not including registered investment companies). Set forth in the table below is information regarding ownership of each Independent Director (and his immediate family members) of securities issued by AUL, the principal underwriter of the Fund, OneAmerica Securities, Inc. located at 433 N. Capitol Avenue, 3rd Floor, Indianapolis, Indiana 46204, and any entity controlling, controlled by or under common control with AUL or principal underwriter of the Fund (not including registered investment companies).

Name of Independent Director	Name of Owners and Relationships to Directors	Company	Title of Class	Value of Securities	Percent of Class

Stephen J. Helmich	None	None	None	None	None
James L . Isch	None	None	None	None	None
Gilbert F. Viets	None	None	None	None	None

No director is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding.

Compensation of Directors

Until August 22, 2014, the Fund paid those directors who are not officers or employees of AUL a fee of $8,000 per year plus $1,500 per board meeting attended. The Chairman of the Board was paid an additional $5,000 per year. A Chairman of any chartered committee of the Board was paid an additional $2,500 per year. Each member of any chartered committee of the Board was paid $500 per committee meeting attended. The Fund also paid travel expenses incurred by directors to attend Board meetings.

A resolution was passed at the August 22, 2014 Board meeting to increase the compensation of Directors to the following: The Fund pays those directors who are not officers or employees of AUL a fee of $12,000 per year plus $2,250 per board meeting attended. The Chairman of the Board is paid an additional $7,500 per year. A Chairman of any chartered committee of the Board is paid an additional $5,000 per year. Each member of any chartered committee of the Board is paid $675 per committee meeting attended. The Fund also pays travel expenses incurred by directors to attend Board meetings.

During the fiscal year ended December 31, 2014, the Fund paid fees aggregating $97,530.43 to all directors who are not officers or employees of the Fund. AUL pays all salaries, fees, and expenses of any Director or Executive Officer of the Fund who is an officer or employee of AUL and the Fund makes no payments to such Persons. As of the end of the 2014 fiscal year, the officers and independent directors, as a group, have no interest in any contracts which would entitle them to give voting instructions for any portfolio of the Fund. Neither the Fund nor AUL accrues pension or retirement benefits as a part of Fund expenses, and directors of the Fund are not entitled to benefits upon retirement from the Board of Directors.

Compensation Table(1)

Name of Person, Position	Aggregate Compensation from Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Elaine E. Bedel, Director	$16,940.89	—	$16,940.89
Joseph E. DeGroff, Director, Chairman of the Board	$22,841.38	—	$22,841.38
Stephen J. Helmich, Director	$18,115.89	—	$18,115.89
James L. Isch, Director	$18,115.89	—	$18,115.89
Gilbert F. Viets, Independent Lead Director and Chairperson of Audit Committee	$21,516.38	—	$21,516.38

(1)Only directors who are not officers or employees of AUL are compensated by the Fund.

(2)Represents total fees paid by the Fund to each Director indicated for the calendar year ended December 31, 2014.

(3)Represents total fees paid by the Fund to each Director indicated for the calendar year ended December 31, 2014.

Principal Holders and Management Ownership of Securities

As of December 31, 2014, the directors and executive officers of the Fund, as a group, owned variable contracts that entitled them to give voting instructions with respect to less than 1 percent of the shares of any portfolio of the Fund.

As of December 31, 2014, the Fund’s records showed that the Adviser’s Defined Benefit Plan held 11.5% of the Investment Grade Bond Portfolio and 9.9% of the Value Portfolio.

As of December 31, 2014, the Fund’s records showed that the Adviser’s Employee Progress Sharing Plan held 12.8% of the Value Portfolio and 7.6% of the Investment Grade Bond Portfolio.

As of December 31, 2014, the Fund’s records showed that the Yukon-Kuskokwim Health Corporation Retirement Plan located at 829 Chief Eddie Hoffman Highway, Bethel, Arkansas 99559, held 19.8% of the Socially Responsive Portfolio.

As of December 31, 2014, the Fund’s records showed that the Advisor held seed money totaling 66.0% of the Socially Responsive Portfolio.

As of December 31, 2014, the Fund’s records showed that the Indiana State Chambers of Commerce located at 115 West Washington St., Suite 805-S, Indianapolis, IN held 5.8% of the Money Market Portfolio.

Additional Information Concerning the Board of Directors

The current directors were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple portfolios employing varying investment strategies. As a group, the board has extensive experience in many different aspects of the financial services and asset management industries.

The directors were selected to join the board based upon the following factors, among others: character and integrity, willingness to serve and willingness and ability to commit the time necessary to perform the duties of a director.

With respect to the current directors:

Mr. DeGroff has practiced law for over 30 years and has significant experience in securities law, mergers and acquisitions and general business transactions. He was a partner at the Ice Miller LLP law firm and a member of its Business Practice Group until his retirement in December of 2013. This experience, along with his reputation and character, qualify him as a suitable member of the Board.

Ms. Bedel has significant academic, executive and financial experience. She currently serves as the president and owner of Bedel Financial Consulting, Inc. and has spent over thirty years in the financial services industry. This experience along with her reputation and character, qualify her as a suitable member of the Board.

Mr. Helmich has significant academic, executive and work experience. This experience, along with his reputation and character, qualify him as a suitable member of the Board.

Mr. Viets spent a significant portion of his career as a partner in, at the time, one of the largest accounting firms in the nation. In addition, Mr. Viets has served as chief financial officer for a national airline. This experience, along with his reputation and character, qualify him as a suitable member of the Board.

Dr. Isch has significant academic, financial and executive experience. He served as the Chief Operating Officer of the National Collegiate Athletic Association until his retirement in February of 2015. This experience, along with his reputation and character, qualify him as a suitable member of the Board.

Investment Adviser

OneAmerica Asset Management (“OAM”), LLC serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement (the “Agreement”) between it and the Fund. Effective January 1, 2013, OAM succeeded to the investment advisory business of American United Life Insurance Company (“AUL”), the predecessor investment adviser of the Portfolios, as part of a reorganization of AUL’s business operations. The reorganization of AUL’s investment advisory business into OAM was effected in a manner that did not constitute an “assignment” of the investment advisory agreement between AUL and the Fund for regulatory purposes.

OAM is responsible for administering affairs of the Fund and supervising the investment program for the Portfolios in accordance with applicable laws and regulations. OAM also furnishes to the Board of Directors, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. At the Fund’s request, OAM provides, without charge, personnel (who may also serve as officers of the Fund) to render certain clerical, accounting, administrative and other services to the Fund as may be requested. Also, OAM furnishes to the Fund, without additional charge, such administrative and management supervision and office facilities (which may be OAM’s own offices) as OAM may believe appropriate or as the Fund may reasonably request. However, the Fund may also hire its own employees and contract for services to be performed by third parties.

The Fund pays OAM a fee for its services under the agreement based on an annual percentage of the average daily net assets of each Portfolio. The Fund pays OAM a monthly fee at an annual rate of 0.50 percent of the average daily net assets for each of the Asset Director Portfolio, Investment Grade Bond Portfolio, and Value Portfolio; 0.40 percent for the Money Market Portfolio; and 0.70 percent for the Socially Responsive Portfolio. For the year ended December 31, 2014, OAM was entitled to receive (and did receive) the following advisory fees from the Portfolios: $1,255,236 from the Value Portfolio; $541,807 from the Investment Grade Bond Portfolio; $525,900 from the Money Market Portfolio; $1,558,038 from the Asset Director Portfolio; and $52,593 from the Socially Responsive Portfolio. For the years ended December 31, 2013 and 2012, respectively, AUL was entitled to receive (and did receive) the following advisory fees from the Portfolios: $1,286,652 and $1,253,460 from the Value Portfolio; $647,100 and $728,524 from the Investment Grade Bond Portfolio; $538,526 and $653,745 from the Money Market Portfolio; $1,580,679 and $1,610,375 from the Asset Director Portfolio; and $43,075 and $34,400 from the Socially Responsive Portfolio.

As of December 31, 2014, the OneAmerica Financial Partners, Inc., parent company of OAM, with whom AUL and OAM are affiliated, had assets of $33,404.4 million and had equity of $2,326.4. OAM is registered with the SEC as an investment adviser. Such registration does not involve supervision by the SEC over investment advice.

The original Agreement with AUL, dated March 8, 1990, was originally approved by a majority of the Fund’s directors, including a majority of the Independent Directors. Subsequently, on May 10, 1991, the Agreement was approved by a majority of each Portfolio’s shareholders at a meeting called for the purpose of voting on the approval of the Agreement. From year to year thereafter, the Agreement has continued in effect with respect to a Portfolio, provided such continuance was approved at least annually by the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Portfolio and a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The current Agreement was entered into effective January 1, 2013 whereas OAM succeeded AUL as an investment adviser to the Fund and was reapproved February 27, 2015. As of that date, AUL ceased activities as an investment adviser. The Agreement will terminate automatically in the event of its assignment, and it may be terminated without penalty on sixty (60) days’

written notice by the Board, or pursuant to a majority vote, in accordance with the 1940 Act, of the persons entitled to vote with respect to the Portfolios.

Fund Administration/Fund Accounting Agreement

The Fund has entered into agreements with the Bank of New York Mellon (the “Bank”) (101 Barclay Street, 13th Floor, New York, New York 10286) whereby the Bank has agreed to provide certain administrative and accounting services to the Fund. The Bank has agreed to monitor and document compliance by the Fund with its policies and restrictions contained in its Prospectus; participate in updating the Fund’s SEC filings; coordinate the preparation and filing of periodic shareholder reports; prepare certain tax returns and monitor compliance with the Code; prepare statistical reports for outside information services; determine dividend and capital gains distributions; money market fund services; make initial response to inquiries from the SEC and other regulatory authorities and advise the Fund of such inquiries; maintain all accounting records of the Fund; monitor outstanding share balances of each Portfolio; price all securities in each Portfolio according to instructions provided by the Fund; determine the daily accrual rates for any money market Portfolios; reinvest capital gains distributions and dividend distributions paid by the Fund according to instructions provided by the Fund; and provide net asset values for each Portfolio on a daily basis.

In return for the services provided by the Bank, the Fund will pay the Bank 0.0475 percent, per annum, on the first $1 billion of assets of the Fund and 0.0425 percent on the excess. The fees paid to the Bank under these agreements for the years ended December 31, 2014, 2013 and 2012 were $384,642, $417,932, and $397,310, respectively.

Transfer Agent Agreement

The Fund entered into an agreement with US Bancorp Fund Services, LLC (US Bancorp) (615 E Michigan Street, Milwaukee, WI 53202) whereby US Bancorp has agreed to provide certain transfer agent services to the Fund. US Bancorp has agreed to maintain complete shareholder records for each Portfolio; process all purchase and redemption orders of a Portfolio’s shareholders in accordance with its current Prospectus; process redemption, exchange and transfer requests upon telephone instructions from qualified shareholders; support the processing of shareholder transactions, commissions, and other functionality that may be offered through National Securities Clearing Corporation (“NSCC”).

In return for the services provided by US Bancorp, the Fund will pay US Bancorp the minimum annual fee of $9,600 per Portfolio, plus account fees. The fees paid to US Bancorp under this agreement for the years ended December 31, 2014, 2013 and 2012 were $61,205, $60,110, and $60,327, respectively.

Market Timing Surveillance

As a part of the Agreement, the Fund contracted with OAM to provide market timing surveillance for the Fund.

Performance and Risk Analytics Agreement

The Fund has entered into an agreement with BNY Mellon Performance and Risk Analytics, LLC (the “Bank”) (101 Barclay Street, 13th Floor, New York, New York 10286) whereby the Bank has agreed to provide Money Market Fund stress testing services to the Fund.

In return for the services provided by the Bank, the Fund will pay the Bank $50,000 annually. The agreement was effective May 1, 2010. The fees paid to the Bank under this agreement for the years ended December 31, 2014, 2013 and 2012 were $50,000, $50,000 and $50,000, respectively.

Custody Agreement

The Fund has entered into an agreement with the BNY Mellon Servicing (the “Bank”) (101 Barclay Street, 13th Floor, New York, New York 10286) whereby the Bank has agreed to provide certain custody services to the Fund. The Bank has agreed to segregate, keep and maintain the assets of the Fund separate and apart; establish and maintain separate accounts, in the name of each series; credit moneys received by it for the account of the Fund; furnish the Fund with confirmations and a summary, on a per Series basis, of all transfers to and from the account of the Fund for a series; collect all income, dividends and distributions due or payable; give notice to the Fund and present payment and collect the amount payable upon such securities which are called; present for payment and collect the amount payable upon all securities which mature; hold directly, or through the Book-Entry System or the Depository, all rights and similar securities issued with respect to any securities held by the Custodian for such series; and deliver all proxy materials to the Fund.

In return for the services provided by the Bank, the Fund will pay the Bank 0.0005 percent, per annum, on the net asset value of portfolio securities. The fees paid to the Bank under this agreement for the years ended December 31, 2014, 2013 and 2012, were $75,967, $99,375, and $94,155, respectively.

Rule 12b-1 Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act (the “Plan”), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions (“Authorized Firms”) an aggregate fee in an amount not to exceed on an annual basis 0.30 percent of the average daily net asset value attributable to the Advisor Class shares of each Portfolio (the “Plan Fee”), as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm. The Plan will be operated as a compensation plan, meaning that the Fund’s distributor is entitled to retain amounts in excess of the costs of distribution or servicing as compensation.

AUL uses the Plan Fee to pay Authorized Firms for distribution-related services and other investor services that the Authorized Firms provide with respect to the Advisor Class shares. These services include, but are not limited to, the following: (1) the printing and mailing of Fund prospectuses, SAIs, related supplements and shareholder reports to current and prospective contract owners, (2) the development and preparation of sales material, including sales literature, relating to Advisor Class shares, (3) the provision of materials and activities intended to educate and train Authorized Firms’ sales personnel concerning the Fund and Advisor Class shares, (4) obtaining information and providing explanations to contract owners concerning the Fund, (5) the compensation of Authorized Firm sales personnel with respect to services that result in the sale or retention of Advisor Class shares, (6) the provision of personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold Advisor Class shares, (7) the financing of other activities that the Board determines are primarily intended to result in the sale of Advisor Class shares, (8) the receipt, aggregation and processing of purchase, exchange and redemption orders of beneficial owners of Advisor Class shares, (9) the provision of sub-

accounting services for Advisor Class shares beneficially held, and (10) the processing of dividend payments for Advisor Class shares beneficially held.

The Board of Directors reviews annually the Plan and corresponding expenses. Among other things, the Plan provides that (1) any person authorized to direct the disposition of the monies paid or payable by the Fund pursuant to the Plan will submit to the Board of Directors at least quarterly, and the Board of Directors will review reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of the Directors, including the Independent Directors, acting in person at a meeting called for that purpose, (3) distribution-related payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding Advisor Class shares, and (4) while the Plan remains in effect, the selection and nomination of directors who are not “interested persons” of the Fund shall be committed to the discretion of the directors who are not “interested persons” of the Fund.

In approving the Plan for the Fund, the Board of Directors considered all the features of the distribution and service plan for the Advisor Class shares, including (1) the expectation that Advisor Class shares would be sold primarily to the separate accounts of insurance companies, (2) the expenses those insurance companies were likely to incur in marketing Advisor Class shares to the owners of contracts issued by their separate accounts, (3) the need to encourage those insurance companies to educate their agents concerning the Fund and to compensate their agents for selling Advisor Class shares, and (4) the need to encourage those insurance companies to educate their contract owners concerning the Fund and to provide personal and account maintenance services to contract owners with respect to the Fund’s Advisor Class shares attributable to their accounts.

The anticipated benefits to the Fund that may result from the plan may include the ability to arrange for shareholder servicing, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, and the potential to sell shares of the Portfolios through distribution channels that might not otherwise be available to the Portfolios. As of December 31, 2014, the amount of 12b-1 fees the Fund paid to AUL, its investment adviser at the time was $390,582.

Investment Adviser Proxy Voting Policies and Procedures

To the extent any client portfolio owns voting securities; OAM will be confronted with proxy voting decisions. OAM is intent on protecting the rights and investments of its clients, and plans to vote all proxy proposals in such a manner to achieve these goals. It is the intent of OAM that proxy proposals are voted in such a manner that enhances the long-term viability of the companies held in each Portfolio while also being in the best interest of OAM’s clients.

OAM will provide a copy of its Proxy Policies and Procedures to clients upon request. Clients may also request information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve (12) month period ended June 30. This information is available without charge, upon request, by calling the toll free number found on the cover page of the Prospectus and on the SEC’s website at http://www.sec.gov.

OAM is responsible for overseeing the proxy voting process. Its responsibilities include determining potential conflicts of interest, voting the proxies, and maintaining records and proxies voted.

Procedures

Client Direction. OAM, when the advisory contract calls for it or if OAM is otherwise directed, will vote as instructed by the client.

Process of Voting Proxies

Transmit Proxy to the Advisor. When OAM receives a proxy statement from a company whose voting securities are held in a client account, the proxy materials are forwarded to OAM.

Conflict of Interest. Each proxy is reviewed by OAM to assess the extent to which there may be a material conflict between OAM’s interests or the interests of any affiliated party of OAM and the interests of a client. In the event that a material conflict arises, OAM will either:

a.                                      Disclose such conflict of interest to its client and obtain ratification from the client after voting the proxy; or

b.                                      Vote such proxy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event a proxy vote presents a conflict between the interests of a client, an affiliated person of OAM, or OAM, all such conflicts will be documented. Any material conflicts of interest that arise must be resolved in the best interests of OAM’s clients.

Vote. Generally, all proxies of an individual company are voted in a similar manner. All proxies are voted and returned to the designated shareholder services company in a timely manner upon receiving them.

Review. Typically, most proxies contain a combination of issues presented by either corporate management or individual shareholders. OAM reviews proposals from corporate management and individual shareholders and determines, to the best of its ability, how each proposal will affect the viability of the company and the interests of its shareholders. Generally, shareholder interests are enhanced when a company adopts proposals that can further strengthen its business operations, while maintaining corporate integrity. All proposals will be reviewed from a long-term investment perspective.

When voting proxies, OAM often finds proposals that are similar among various holdings. However, care is taken so that each proposal is reviewed on its own merits. Slight nuances in the wording or content of the proposal could alter the ultimate voting decision.

Abstention. Generally, OAM will not vote proxies in abstention.

Compliance Oversight. The Chief Compliance Officer of OAM will periodically reconcile some or all proxies received against holdings on the record date of client accounts over which OAM has voting authority to ensure that all voting securities held on the record date, and for which a voting obligation exists, are voted.

Recordkeeping

OAM will maintain records and proxies voted pursuant to Rule 204-2 under the Investment Advsiers Act of 1940, as amended (the “Advisers Act”). The proxy records will be maintained in an easily accessible place for a period of no less than five (5) years from the end of the fiscal year during which the last entry was made on such record, with the first two (2) years in the offices of AUL. As required by Rule 204-2(c) of the Advisers Act, such records will include:

a.                                      a copy of all proxy voting policies and procedures;

b.                                      proxy statements received regarding client securities (which may be satisfied by relying on retrieval from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request);

c.                                       a record of each vote cast by OAM;

d.                                      a copy of any document created by OAM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

e.                                       a copy of each written client request for proxy voting records and any written response from OAM to any (written or oral) client request for such records.

Listed below are some common proposals that could be presented either by corporate management or from individual shareholders. Although OAM has general policies, final votes are determined by the specific wording of each proposal.

Management Proposals

Board of Directors - Nominations in Uncontested Elections. OAM typically votes for reinstating directors to the Board of the portfolio company. The primary exception would involve situations where the Board clearly misused its position and repeatedly made questionable decisions that had a negative impact on the company’s shareholders.

Auditors. OAM typically votes to reinstate the auditors of the portfolio company for another year. The primary exception would involve situations where the auditors have failed to give proper or ethical advice to corporate management and the Board.

Mergers and Acquisitions. The Investment Adviser typically votes for mergers and corporate restructurings if it is believed that such changes are in the best interest of the shareholders. Important considerations would include, but not be limited to, determining if a premium is priced into the merger transaction, analyzing the financial strength of the surviving entity, considering the specifics of the merger exchange (cash, share transfer, combination of cash and shares, or another method), and calculating any potential tax liability.

Corporate restructurings and spin-offs require an analysis of the proposed financials of each entity after the restructuring has occurred, as well as a consideration of any tax consequences.

OAM typically votes against anti-takeover measures because OAM believes that, while these measures are usually constructed to benefit corporate management, they tend to negatively impact the shareholders’ long-term returns. Such proposals would include staggered boards, shareholder rights plans, and change of control agreements.

Changes in Capital Structure. Corporate management will, at times, propose increases or decreases of common and preferred stock issuance. OAM typically votes against the issuance of preferred stock, especially if it is a convertible issue, that would ultimately dilute the interests of the common shareholders.

The final voting decision with regard to the issuance of common stock depends on the intended use of capital received from the sale of newly issued shares.

Proxy Contests. Proxy contests can exist when a disgruntled shareholder group attempts to secure board positions or an acquirer is waging a hostile takeover attempt. In these situations, OAM will analyze the proposals from the incumbent management and those parties contesting the director nominations. Based on the information available at the time of the proxy vote, it is the intent of OAM to vote for those nominees that have the greatest likelihood of enhancing shareholder investments.

Shareholder Proposals

Executive Compensation. OAM is fully aware that it is crucial for each portfolio company’s ultimate success to attract and retain qualified employees. OAM tends to have a negative opinion of stock option plans, pay packages and severance arrangements that only benefit upper management while diluting shareholders and creating an ever-widening pay disparity within the portfolio company. OAM is much more inclined to approve proposals having the intent to reward and provide incentives for all employees of the company.

Social and Corporate Responsibility. Social and corporate responsibility issues are usually brought to vote by shareholders. Each proposal tends to be unique either in its subject or in how it is worded. Because of the uniqueness of each proposal, OAM does not have a hard-and-fast policy as to how these proposals are voted. OAM believes company management has an obligation to fulfill its social and corporate responsibilities. Many times companies have already, in the normal course of business, addressed the issues brought forth in the proposal. If such is the case, management will document their processes in the proxy statement, and OAM will vote against the shareholder proposal. Some shareholder proposals may be considered too cost prohibitive or unreasonable in nature. Typically OAM will vote against these proposals.

Cumulative Voting. OAM typically votes for cumulative voting proposals.

FUND EXPENSES

General Expenses of the Fund

The Fund is responsible for bearing all costs of its operations. Such costs include fees to OAM, shareholder servicing costs, directors’ fees and expenses, legal and auditing fees, custodian fees, registration fees, and others. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios either in relation to the net assets of each Portfolio or by an equitable division of such expenses if the net asset basis is inequitable.

OAM currently has agreed to reduce its fee with respect to a Portfolio to the extent necessary to prevent the Portfolio’s ordinary operating expenses attributable to Class O shares from exceeding 1.00 percent for the Asset Director, Investment Grade Bond, Money Market and Value Portfolios; and Advisor Class shares from exceeding 1.30 percent for the Asset Director, Investment Grade Bond, Money Market and Value Portfolios, of the Portfolio’s average daily net assets during the year. OAM may terminate the policy of reducing its fee and/or assuming Fund expenses upon thirty (30) days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Adviser Agreement.

 The Directors approved an agreement that will be effective as of January 1, 2013, between the Fund and the Investment Adviser whereby the Investment Adviser agreed, on a non-cancellable basis, via an Expense Limitation Agreement, to reimburse the Fund’s operating expenses to the extent necessary to prevent ordinary operating expenses of the Socially Responsive Portfolio from exceeding 1.20% for Class O shares and 1.50% for Advisor Class Shares.

In the event that this fee arrangement is insufficient to prevent a Portfolio’s aggregate ordinary operating expenses attributable to Class O and Advisor Class shares from exceeding these limits, OAM has further agreed to assume a Portfolio’s expenses to the extent necessary to limit such expenses. Ordinary operating expenses include the advisory fee but do not include interest, taxes, brokerage commissions and other transactional expenses and, if any, legal claims and liabilities, litigation costs and indemnification payments in connection with litigation, and other extraordinary expenses.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

 Investment Grade Bond Portfolio

The day-to-day management of the Investment Grade Bond Portfolio is the responsibility David M. Weisenburger, CFA, Vice President and a staff of credit research analysts. Mr. Weisenburger is also responsible for the management of the Money Market Portfolio and the joint management of the Asset Director Portfolio. As of December 31, 2014, the Investment Grade Bond Portfolio had net assets of $101,012,842, the Money Market Portfolio had net assets of $132,242,755 and the Asset Director Portfolio has net assets of $306,703,858. In addition, Mr. Weisenburger manages general account assets for AUL and its partner companies, The State Life Insurance Company and Pioneer Mutual Life Insurance Company. The value of those general account assets total $14,547,944,838 billion as of December 31, 2014.

Mr. Weisenburger receives a fixed base salary and participates in an incentive compensation plan which compensates him for exceeding benchmark returns for one and three year time periods of a peer group of intermediate maturity investment grade bond mutual funds. Mr. Weisenburger also participates in a strategic flexible compensation plan available to officers of the Investment Adviser. The plan pays variable compensation based primarily on company financial performance with a smaller percentage based on him meeting personal goals.

 Socially Responsive Portfolio

The day-to-day management of the Socially Responsive Portfolio is the responsibility of Erik Leighton, Vice President. As of December 31, 2014, the Socially Responsive Portfolio had net assets of $7,858,201. Mr. Leighton is also responsible for the joint management of the Asset Director Portfolio, which had net assets of $306,703,858 on December 31, 2014. Mr. Leighton beneficially owns between $10,000 and $50,000 of the Value Portfolio.

Mr. Leighton receives a fixed base salary. He also participates in an incentive compensation plan which compensates him for exceeding the one-year and three-year benchmark returns of a broad based index (e.g., S&P 500), though other benchmarks may be used as well. Part of the plan is also dependent on him meeting personal goals related to operational tasks appropriate to his position within the company.

 Value Portfolio

The day-to-day management of the Value Portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President. As of December 31, 2014, the Value Portfolio had net assets of $250,153,399. Ms. Hudspeth is also responsible for the joint management of the Asset Director Portfolio, which had net assets of $306,703,858 on December 31, 2014. She also manages approximately $20 million in equities held in AUL’s general account. Ms. Hudspeth beneficially owns over $100,000 of the Fund.

Ms. Hudspeth receives a fixed base salary and participates in a strategic flexible compensation plan available to officers of the Investment Adviser. The plan pays variable compensation based primarily on company financial performance with a small percentage based on her meeting personal goals related to supervisory and operational tasks appropriate to her position within the company. She also participates in an incentive compensation plan which compensates her for exceeding the one and three-year benchmark returns of a broad based index (e.g., S&P 500® Index) as set forth in the total returns table in the Fund’s Prospectus, though other benchmarks may be used as well.

 Asset Director Portfolio

The day-to-day management of the Asset Director Portfolio is the joint responsibility of Kathryn Hudspeth, Vice President, David Weisenburger, Vice President, and Erik Leighton, Vice President. As of December 31, 2014, the Asset Director Portfolio had net assets of $306,703,858.

Ms. Hudspeth is also responsible for the management of the Value Portfolio, which had net assets of $250,153,399 on December 31, 2014. She also manages approximately $20 million in equities held in AUL’s general account.

Mr. Weisenburger is also responsible for the management of the Investment Grade Bond and Money Market Portfolios. As of December 31, 2014, the Investment Grade Bond Portfolio had net assets of $101,012,842 and the Money Market Portfolio had net assets of $132,242,755. In addition, Mr. Weisenburger manages general account assets for AUL and its partner companies, The State Life Insurance Company and Pioneer Mutual Life Insurance Company. The value of those general account assets total $14,547,944,838 billion as of December 31, 2014.

Mr. Leighton is also responsible for the management of the Socially Responsive Portfolio, which had net assets of $7,858,201 on December 31, 2014.

Potential Conflicts of Interest

Some equity securities considered for investment by OAM may also be appropriate for AUL’s general account as well as for other accounts served by OAM. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these accounts served by OAM is considered at or about the same time, it is the policy of OAM to aggregate the trades in order to assist with its obligation to seek best execution for its clients. It is also the policy of OAM not to favor any one account or Portfolio over another in the event that security trades are aggregated. Any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or Portfolio. However, additional factors will also be taken into consideration when determining proper share allocation, so that the final allocation may not be based solely on a pro rata calculation. These factors include, but are not limited to, the following:

1)             Percentage of the trade executed

2)             Total number of shares traded

3)             Cash flow issues for each Portfolio

4)             Equity allocation for each Portfolio prior to trade execution

5)             Targeted stock allocation for each Portfolio prior to trade execution

While it is conceivable that in certain instances these procedures could adversely affect the price or number of shares involved in a particular equity transaction, it is believed that these procedures generally contribute to better overall execution.

AUL’s Investment Sub-Committee reviews all discretionary trades executed on behalf of advisory clients (with the exception of the OneAmerica Foundation.) Oversight of Foundation trades are the responsibility of the OneAmerica Foundation Trustees. All equity trade partial-fill worksheets, which depict both the original and the final share allocations for each Portfolio and an explanation of allocation decisions are reviewed by the Chief Compliance Officer of the separate account.

Some fixed income securities considered for investment by the Adviser may be appropriate for the Adviser’s account as well as for other accounts served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these accounts served by the Adviser is considered at or about the same time, it is the policy of the Adviser to aggregate the trades in order to assist with its obligation to seek best execution for its clients.

It is also the policy of the Adviser not to favor any one account or portfolio over another in the event that security trades are aggregated. Any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. However, additional factors will also be taken into consideration when determining proper allocation, so that the final allocation may not be based solely on a pro rata calculation. These factors include, but are not limited to, the following:

1)             Percentage of the trade executed

2)             Cash balances for each portfolio

3)             Sector allocation for each portfolio prior to trade execution

4)             Given the relative sizes of some portfolios, there may be occasion in which a pro rata allocation might not be material to a respective portfolio or portfolios. In this instance, an allocation might be cost prohibitive (ticket charges, pricing charges, etc.) Generally, a position size allocation based upon a pro-rata methodology of less than $250,000 for separate account clients of the Adviser, and $500,000 for general account clients of the Adviser would be considered immaterial and the Adviser will exercise discretion regarding the allocation.

The Adviser maintains a log of all exceptions to the materiality guidelines. The log outlines times at which a bond was not allocated for materiality reasons, and the times at which a bond was allocated notwithstanding the materiality guidelines. A copy of the log is provided to the CCO of the Adviser on a quarterly basis.

While it is conceivable that in certain instances these procedures could adversely affect the allocation in a particular portfolio, it is believed that these procedures generally contribute to better overall execution.

The Investment Sub-Committee that reports to the Investment Committee of the parent company of the sole member of the Adviser reviews all discretionary trades executed on behalf of Advisory clients (with the exception of the OneAmerica Foundation). Oversight of Foundation trades are the responsibility of the OneAmerica Foundation Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage and Research Services

The Portfolios generally pay a fee or incur an expense in connection with effecting transactions in securities. Equity transactions typically involve the payment by a Portfolio of brokerage commissions. Such commissions may be negotiable and may vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of fixed-income securities, most of which are traded in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

OAM places orders for the purchase and sale of equity securities for a Portfolio through multiple broker-dealers. In executing transactions, OAM will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In effecting purchases and sales of securities for the account of a Portfolio, OAM may pay higher commission rates than the lowest available when OAM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below.

While it is conceivable that in certain instances these procedures could adversely affect the price or number of shares involved in a particular transaction, it is believed that these procedures generally contribute to better overall execution of portfolio transactions. This allocation method, and the results of such allocations, are subject to periodic review by OAM.

For many years, it has been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisors. Consistent with this practice, OAM may receive research services from multiple broker-dealers with which OAM places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, investment software and databases, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to OAM in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because OAM and their affiliates receive such services.

As permitted by Section 28 (e) of the Securities Exchange Act of 1934, OAM may cause the Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in that Act) to OAM, an amount of disclosed commission for effecting a securities transaction in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction.

During the fiscal years ended December 31, 2014, 2013 and 2012, respectively, brokerage commissions in the amount of $49,092, $66,601, and $64,159 were paid by the Asset Director Portfolio. There were no brokerage commissions paid by the Investment Grade Bond Portfolio and the Money Market Portfolio during the fiscal years ended of December 31, 2014, 2013 and 2012. During the fiscal years ended December 31, 2014, 2013 and 2012, respectively, brokerage commissions in the amount of $1,540, $1,712, and $1,176, were paid by the Socially Responsive Portfolio and commissions in the amount of $62,914, $86,856, and $78,252 were paid by the Value Portfolio. The aggregate net dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid for the years ended December 31, 2014, 2013, and 2012, respectively, were as follows: $79,779,092, $81,070,258, and $55,652,519 for the Asset Director Portfolio, $95,240,181, $104,414,835, and $655,844,865 for the Value Portfolio, and $2,119,644, $1,999,884, and $938,340 for the Socially Responsive Portfolio. There was no aggregate net dollar value of equity transactions on which brokerage commissions were paid for the Investment Grade Bond Portfolio. Some of the broker-dealers through which brokerage transactions were executed provided research services to OAM.

Portfolio Turnover

For reporting purposes, each Portfolio’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such Portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100 percent turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The turnover rate for each of the Portfolios that had investment operations during the periods shown is listed in the section titled “Financial Highlights” in the Prospectus.

The turnover rate for each of the Portfolios will vary from year to year, and, depending on market conditions, turnover could be greater in periods of unusual market movements and volatility. A higher turnover rate would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio’s shareholders.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of American United Life Insurance Company(R) for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a regulated investment company under Subchapter M of the Code and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

PROSPECTIVE INSURANCE COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR ADVISORS WITH REGARD TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP, OR DISPOSITION OF INTERESTS IN THE FUND, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, FOREIGN COUNTRY, OR OTHER TAXING JURISDICTION.

Federal Income Tax Status

Each Portfolio intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Portfolio must, among other things, (a) derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50 percent of the value of a Portfolio’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Portfolio’s total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies). Certain hedging transactions that may be undertaken by one or more Portfolios may be limited by the requirements relating to a Portfolio’s status as a regulated investment company.

As a regulated investment company, each Portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90 percent of a Portfolio’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains.

Amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4 percent excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (1) at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve (12) month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Generally, such distribution requirements are not applicable to segregated assets accounts of a life insurance company held in connection with variable contracts. Each year, each Portfolio will determine whether it may be subject to the calendar year distribution requirement. If a Portfolio determines that it is subject to this distribution requirement, it intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid December 31 if it is declared by a Portfolio in October, November, or December of the year and paid by the Portfolio by January 31 of the following year. Such distributions will be taxable to shareholders in the year in which the distributions are declared, rather than the year in which the distributions are received.

Diversification Rules

Interests in the Portfolios will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the “Diversification Rules”) with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as “segregated asset accounts”) that are used to Fund benefits under variable life insurance and annuity contracts. Each Portfolio intends to comply with the Diversification Rules.

To satisfy the Diversification Rules, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55 percent of the value of a Portfolio’s assets can be represented by any one investment; no more than 70 percent can be represented by any two (2) investments; no more than 80 percent can be represented by any three investments; and no more than 90 percent can be represented by any four (4) investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition, if one or more life insurance companies, as defined in the Code, own all of the interests in a regulated investment company (“RIC”) or “grantor” trust, or any interest in a partnership that is not registered under the securities laws, a “look-through” rule applies to interests held by a Portfolio in such RIC, trust, or partnership. Under this rule, portfolio diversification is tested by treating the Portfolio as though it held directly a pro rata portion of the assets held by the RIC, trust, or partnership.

In the event that a Portfolio fails to meet the Diversification Rules, then any variable contract based on that Portfolio would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on a Portfolio if amounts received under such contract, or earnings thereon, are allocated to such Portfolio. If a variable contract is no longer treated as a life insurance or annuity contract, then the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the Diversification Rules is shown to be inadvertent, the insurance company that issued the variable contract may be permitted to bring the segregated asset account into compliance with those rules. In such case, the Diversification Rules contemplate the payment of a “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” segregated asset account would have paid on the income on the contract during the period when the account failed to meet the Diversification Rules. Accordingly, compliance with the Diversification Rules, as they may be modified from time to time, is important, and will be carefully monitored by AUL. Compliance with the Diversification Rules may have the effect of reducing the return of a Portfolio, as the investments and strategies utilized by a Portfolio may be different from what AUL might otherwise believe to be desirable.

SHAREHOLDER INFORMATION

Description of Fund Shares

The Fund was incorporated under the laws of Maryland on July 26, 1989. The capitalization of the Fund consists of 620,000,000 authorized shares of common stock with a par value of $0.001 with 8,000,000 unallocated shares. When issued, shares of the Fund are fully paid, non-assessable, and freely transferable. The Board may establish additional portfolios or classes (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund’s shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

Voting Rights

Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, and each fractional share will be given a proportionate fractional vote, unless a different allocation of voting rights is required under applicable law for a mutual Fund that is an investment medium for variable insurance products.

Under the Fund’s charter, the Fund is not required to hold annual meetings of shareholders to elect directors or for other purposes and it is not anticipated that the Fund will hold shareholders’ meetings unless required by law or the Fund’s charter. In this regard, the Fund will be required to hold a meeting to elect directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the directors have been elected by the shareholders of the Fund. In addition, the charter provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as director either by declaration in writing or at a meeting called for such purpose. The Fund’s shares do not have cumulative voting rights.

In accordance with current law, it is anticipated that OAM will request voting instructions from owners or participants of any contracts that are funded by separate accounts that are registered investment companies under the 1940 Act and will vote shares in any such separate account attributable to the contracts in proportion to the voting instructions received. AUL may vote shares of any Portfolio, if any, that it owns beneficially in its own discretion. It is anticipated that one or more of AUL’s separate accounts will be the sole record shareholders of the Fund.

Net Asset Value of the Fund’s Shares

As indicated under “Net Asset Value” in the Prospectus, the Fund’s net asset value per share for the purpose of pricing purchase and redemption orders generally is determined once each business day, Monday through Friday, on which the New York Stock Exchange (“NYSE”) is open for trading, as of the close of the NYSE (normally, 4:00 P.M. eastern daylight time (EDT)). Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on holidays when OAM or AUL are not open for business. Traditionally, in addition to federal holidays, OAM and AUL are not open for business on the day after Thanksgiving.

The net asset value per share of each Portfolio’s shares, except the Money Market Portfolio, will fluctuate in response to changes in market conditions and other factors. The Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a money market security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Fund’s valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

Fair Value Measurements

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Preferred and Common Stock) - Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price.  Securities that are principally traded on the New York Stock Exchange (“NYSE”) are stated at value as of the close of regular trading, normally 4:00 p.m., Eastern Standard Time. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities - The fair value is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Corporate Obligations - Corporate obligations for which representative market quotes are readily available are valued at the latest evaluated bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While all corporate obligations are categorized in Level 2 of the fair value hierarchy, in instances where reliable observable market inputs cannot be obtained, they are categorized in Level 3.

Mutual Funds - Investments in mutual funds, including exchange-traded funds and money market mutual funds, are valued at the mutual fund’s closing net asset value per share on the day of the valuation and are classified under Level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations - U.S. Government obligations are valued at the latest evaluated bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds — The fair value of municipal bonds is estimated using recently executed transactions for identical or similar bonds. Municipal bonds are generally categorized in Level 2 of the fair value hierarchy.

Short-Term Fixed Income Securities - Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under Level 2 of the fair value hierarchy.

The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions in connection with using the amortized cost method of valuation. The Portfolio currently is required to maintain a dollar-weighted average maturity of ninety (90) days or less, to limit its investments to instruments having remaining maturities of thirteen (13) months or less (except securities held subject to repurchase agreements having thirteen (13) months or less to maturity), and to invest only in securities determined by AUL to be of the highest quality with minimal credit risks.

Purchases and Redemptions

Shares of a Portfolio may be purchased or redeemed on any day that AUL is open for business. Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt and acceptance of a purchase order in good order by the Fund or its designee (including AUL). Each Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of shares, in whole or in part. Redemptions will be effected by the separate accounts to meet obligations under the contracts. Redemptions are made at the per share net asset value next determined after receipt of the redemption request in good order by the Fund or its designee (including AUL).

Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The Fund may suspend the right of redemption of shares of any Portfolio for any period: (a) during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted; (b) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (c) as the SEC may by order permit for the protection of the security holders of the Fund (d) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares; or (e) when AUL is not open for business.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The BNY Mellon Asset Servicing serves as the Fund’s custodian and dividend dispersing agent. US Bancorp serves as the Fund’s transfer agent.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP serves as independent registered public accounting firm of the Fund and performs certain accounting and auditing services for the Fund.

Legal Counsel

Dechert LLP has passed upon certain legal matters in connection with the shares offered by the Prospectus, and also acts as outside counsel to the Fund.

Code of Ethics

The Fund and OAM have each adopted a Code of Ethics. Under the provisions of the Codes, personnel of the Fund and OAM may not knowingly, within certain time periods, purchase or sell any security in which the Fund may invest unless it is determined that, in view of the nature of and the market for the security, such a purchase or sale will not affect the price paid or received by the Fund for the security. Copies of these Codes of Ethics may be reviewed and copied at the Public Reference Room of the SEC. For more information about the Public Reference Room, call 1-202-551-8090. They are also available from the SEC’s EDGAR database Information at http://www.sec.gov. Copies of the Codes can also be obtained, after payment of a fee for duplication, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.

FINANCIAL STATEMENTS

The Financial Statements of the Fund, as of December 31, 2014, including the Notes thereto, are incorporated by reference in the statement of additional information from the Annual Report of the Fund as of December 31, 2014. The Financial Statements have been audited by PricewaterhouseCoopers, LLP, the independent registered public accounting firm for the Fund. The Fund’s Annual Report, which is available without charge and may be obtained by writing to the Fund at One American Square, Indianapolis, IN 46282 or by calling the Fund at (800) 249-6269 or at www.oneamericafunds.com.

APPENDIX I

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds

Bonds rated Aa by Moody’s Investors Service, Inc. (“Moody’s”) are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Moody’s Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest-grade obligations and possess the ultimate degree of protection as to principal and interestBonds rated A by Standard & Poor’s have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, such as recessions and robust economic growth, necessitates constant attention. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

Commercial Paper

The prime rating (“P”) is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor’s has the following characteristics:

(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (5) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

 We have not authorized anyone to provide you with information that is different from the information in this statement of additional information. You should only rely on the information in this SAI or in the Prospectus or in other information provided to you by us.

There is a Prospectus that has general information about the Fund. The Fund also files annual and semi-annual reports with the SEC. These reports provide more information about the Fund’s investments. The annual report also discusses market conditions and investment strategies that significantly affected the Fund’s performance in 2014.

You may request a free copy of the Prospectus or a copy of the annual or semi-annual reports by writing us at OneAmerica Funds Inc. c/o Legal Department, One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. If you have other questions, call or write us.

Information about the Fund can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or may be obtained by calling the SEC at (800) SEC-0330. Reports and other information are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information can be ordered by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The SEC will charge a duplicating fee for this service. This information may also be obtained by e-mailing your request to public.info@sec.gov. Please reference the Fund’s Investment Company Act file number in your correspondence.

The Fund has filed a registration statement with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, that provides information about the Fund’s securities.

The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

OneAmerica Funds, Inc.

Variable Life and Annuity Contracts

Sold By

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

One American Square

Indianapolis, Indiana 46282

STATEMENT OF ADDITIONAL INFORMATION

DATED: May 1, 2015

Investment Company Filing No.: 811-05850

Part C: Other Information

ITEM 28: Exhibits

(a)(1)                  Articles of Incorporation of Registrant (1)

(a)(2)                  Articles Supplementary of Registrant (3)

(a)(3)                  Form of Articles Supplementary (2)

(b)                                 By-laws of Registrant (5)

(c)                                  Not applicable

(d)(1)                  Investment Advisory Agreement between Registrant and OneAmerica Asset Management, LLC and the Fund (13)

(d)(2)                  Expense Limitation Agreement between Registrant and OneAmerica Asset Management, LLC (13)

(e)                                  Not applicable

(f)                                   Not applicable

(g)                                  Form of Custody Agreement between Registrant and Bank of New York, Fee Schedule, and Amendment(s) (4)

(h)(1)                  Form of Fund Accounting Agreement between Registrant

(h)(2)                  Form of Administration Agreement between Registrant and Bank of New York, Fee Schedule and Amendment(s) (4)

(h)(3)                  Form of Transfer Agency Agreement between Registrant and Unified Fund Services (4)

(h)(4)                  Form of Trading Agreement between Registrant and American United Life Insurance Company

(h)(5)                  Form of Amendment to Mutual Fund Services Agreement between Registrant and Unified Fund Services (6)

(i)                                     Opinion and Consent of Counsel (1)

(j)                                    Consent of Independent Auditors (9)

(k)                                 Not applicable

(l)                                     Not applicable

(m)(1)              Form of 12b-1 Plan (6)

(m)(2)              Form of Related Agreement (7)

(n)                                 Form of 18f-3 Plan (2)

(o)                                 Reserved

(p)                                 Code of Ethics (11)

(q)(1)                  Powers of Attorney (13)

(q)(2)                  Rule 483 Certified Resolution (13)

EX-101.INS 1 XBRL Instance Document *

EX-101.SCH1 XBRL Taxonomy Extension Schema Document *

EX-101.CAL1 XBRL Taxonomy Extension Calculation Linkbase *

EX-101.DEF 1 XBRL Taxonomy Extension Definition Linkbase *

EX-101.LAB1 XBRL Taxonomy Extension Presentation Linkbase *

(1)                                 Filed in Registrant’s Post-Effective Amendment No. 11, Form N-1A, File No. 33-30156, on April 30, 1998.

(2)                                 Filed in Registrant’s Post-Effective Amendment No. 17, Form N-1A, File No. 33-30156, on January 31, 2003.

(3)                                 Filed in Registrant’s Post-Effective Amendment No. 23, Form N-1A, File No. 33-30156, on December 23, 2005.

(4)                                 Filed in Registrant’s Post-Effective Amendment No. 25, Form N-1A, File No. 33-30156, on April 28, 2006.

(5)                                 Filed in Registrant’s Post-Effective Amendment No. 27, Form N-1A, File No. 33-30156, on May 1, 2008.

(6)                                 Filed in Registrant’s Post-Effective Amendment No. 28, Form N-1A, File No. 33-30156, on April 14, 2009.

(7)                                 Filed in Registrant’s Post-Effective Amendment No. 29, Form N-1A, File No. 33-30156, on February 18, 2010.

(8)                                 Filed in Registrant’s Post-Effective Amendment No. 31, Form N-1A, File No. 33-30156, on April 28, 2010.

(9)                                 Filed in Registrant’s Post-Effective Amendment No. 34, Form N-1A, File No. 33-30156, on April 19, 2012.

(10)                          Filed in Registrant’s Post-Effective Amendment No. 35, Form N-1A, File No. 33-30156, on May 3, 2012.

(11)                          Filed in Registrant’s Post-Effective Amendment No. 36, Form N-1A, File No. 33-30156, on February 4, 2013.

(12)                          Filed in Registrant’s Post-Effective Amendment No. 38, Form N-1A, File No. 33-30156, on April 21, 2014.

(13)                          Filed in Registrant’s Post-Effective Amendment No. 40, Form N-1A, File No. 33-30156, on April 20, 2015.

* To be filed in Registrant’s Post-Effective Amendment No. 41

ITEM 29:                                          Persons Controlled by or Under Common Control with the Fund

AMERICAN UNITED LIFE INSURANCE COMPANY (“AUL”) is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY (“AUMIHC”) is a mutual holding company created on December 17, 2000, under the laws of the state of Indiana. The rights of policyowners of American United Life Insurance Company, including the right to elect directors to the Board of Directors, reside with this entity, which must hold at least 51% of the voting stock of the stock holding company, OneAmerica Financial Partners, Inc.

ONEAMERICA ASSET MANAGEMENT, LLC (“OAM”) is a Limited Liability Company organized under the laws of Indiana on October 12, 2012. OAM acts as an investment adviser registered with the appropriate governmental or regulatory authorities and succeeds to the investment advisory business of AUL. The sole initial member of the OAM is OneAmerica Financial Partners, Inc which is wholly owned by AUMIHC.

ONEAMERICA FINANCIAL PARTNERS, INC. (“OAFP”) is a Stock Holding Company organized under the laws of Indiana. OAFP is wholly owned by AUMIHC which must always hold at least 51 percent of the voting of the stock of OAFP. In 2003, the Stock Holding Company issued $200 million aggregate principal amount of its 7 percent senior notes due 2033. OAFP owns 100 percent of the voting stock of AUL and is the sole member of OAM.

AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST (File No. 811-8311), is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

AUL AMERICAN UNIT TRUST (File No. 811-5929), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST (File No. 811-9193) are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

AUL REINSURANCE MANAGEMENT SERVICES, LLC (“RMS”) is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance manager. Since divestiture of AUL’s life reinsurance division, most reinsurance and AUL Long Term Care Solutions, Inc. were transferred to Employers Reinsurance Corporation on July 1, 2002.

MCCREADY AND KEENE, INC., (“McCready”) is an Indiana corporation operating as an independent actuarial and employee benefits consulting firm specializing in designing, installing and administering customized retirement plans. Effective July 1, 2010, OAFP, described below, purchased 100% of the outstanding stock of McCready at $1,235.48/share pursuant to a June 23, 2010 share purchase agreement.

ONEAMERICA SECURITIES, INC. (broker-dealer No. 801-56819) is a wholly owned subsidiary of AUL and was incorporated on June 4, 1969, and acts as a broker-dealer of securities products. On January 1, 2002, the name of this corporation was changed. The prior name was AUL Equity Sales Corp. As of December 31, 2014, the total number of shares, all without par value, that the corporation is authorized to issue is 1,000 shares. As of December 31, 2014, 400 shares are issued and outstanding, all of which were purchased and are owned by AUL.

PIONEER MUTUAL LIFE INSURANCE COMPANY A STOCK SUBSIDIARY OF AUMIHC (“Pioneer”) is a North Dakota domestic insurance company whose principal business is the sale of life insurance policies and annuity contracts. During calendar year 2001, Pioneer, pursuant to the authority of the North Dakota and Indiana Insurance Commissioners, and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC. Effective January 1, 2002, Pioneer is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC.

R. E. MOULTON, INC. (“RE Moulton”) is a Massachusetts corporation which, until January 31, 2012, operated on AUL’s behalf as a managing general agent for stop-loss insurance policies issued to self-funded benefit plans. Effective October 1, 2003, OneAmerica purchased 100% of the outstanding stock of R.E. Moulton, Inc. for $27,400,000.

REGISTRANT, ONEAMERICA FUNDS, INC. (the “Fund”) (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989, and is an open-end management investment company under the Investment Company Act of 1940. It was established for the primary purpose of providing a funding vehicle for group and individual variable annuity contracts known as American Series Contracts.  On May 1, 2002, the name of this corporation was changed. The prior name was AUL American Series Funds, Inc. As of December 31, 2014, there are 620 million authorized shares; currently, 612 million shares have been allocated and issued. AUL owns 0.00 percent of the Value portfolio, 0.00 percent of the Investment Grade Bond portfolio, 0.00 percent of the Asset Director portfolio, 66 percent of the Socially Responsive portfolio and 0.00 percent of the Money Market portfolio shares as of December 31, 2014. As a result of the transaction, the separate accounts of AUL have acquired a 99.77% equity interest in the Fund.

THE STATE LIFE INSURANCE COMPANY (“State Life”) is an Indiana domestic stock subsidiary of AUMIHC whose principal business is the sale of life insurance and long-term care insurance products.  State Life became part of the insurance holding company system on September 23, 1994. During calendar year 2004, State Life, pursuant to the authority of the Indiana Insurance Commissioner and with the approval of its members, reorganized from a mutual insurance company to become a stock insurance subsidiary of AUMIHC. Effective December 30, 2004, State Life is wholly owned by OneAmerica, which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC.

NEWOHIO, LLC (“NewOhio”) is an Indiana limited liability company that was formed by OneAmerica on May 2, 2011 for the purposes of (a) acquiring, holding and/or disposing of mortgage loans and/or real estate and/or interested therein, from OneAmerica or from any of its subsidiaries. The sole initial member of NewOhio is OneAmerica.

OLDOHIO, LLC (“OldOhio”) is an Indiana limited liability company that was formed by OneAmerica on September 19, 2011, for the purposes of (a) acquiring, holding and/or disposing of mortgage loans and/or real estate and/or interested therein, from OneAmerica or from any of its subsidiaries. The sole initial member of NewOhio is OneAmerica.

ONEAMERICA RETIREMENT SERVICES LLC (“OARS”) is an Indiana limited liability company engaged in the business of providing recordkeeping and related services to retirement plans.

ITEM 30: Indemnification

Reference is made to Article VII of the Registrant’s Articles of Incorporation and to Article XI of the Registrant’s By-laws, both of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund’s Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31:  Business and Other Connections of the Investment Adviser

The business and other connections of Registrant’s investment adviser are described in Part B of this Registration Statement and in Item 29 above.  Information relating to the Adviser’s officers is provided herein.

Name and Address Positions and Offices with OneAmerica Asset Management, LLC and Principal Occupations During the Past Five Years

John C. Mason One American Square Indianapolis, IN 46206-0368

President, OAM (10/12 – present); Senior Vice President & Chief Investment Officer, AUL (5/13 – present); Chief Investment Officer, AUL (3/12 – 5/13); Vice President, Investments, AUL (8/11 – 3/12); Vice President, Fixed Income Securities, AUL (2/10 – 8/11); Vice President, Marketable Bonds, AUL (11/04 – 2/10)

Beth A. Haney One American Square Indianapolis, IN 46206-0368	Treasurer, OAM (3/15 – present); Assistant Treasurer, AUL (3/10 – present)

Nicholas C. Slabaugh One American Square Indianapolis, IN 46206-0368

Assistant Treasurer, OAM (3/15 – present); Assistant Vice President, Financial Operations, OAM (12/2013 – 3/15); Director, Investment Accounting, AUL (7/14 – present); Director, Accounting, AUL (7/13 – 7/14); Director, Separate Accounts Administration, AUL (1/13 – 7/13); Manager, Internal Audit, AUL (7/11 to 1/13); Senior Internal Auditor, AUL (11/10 to 7/11); Senior Associate, PricewaterhouseCoopers, LLP (7/08 to 11/10)

Stephen L. Due One American Square Indianapolis, IN 46206-0368

Chief Compliance Officer & Secretary, OAM (6/14 – present); Assistant Secretary, OAM (10/12 – 6/14); Associate General Counsel, AUL (4/14 – present); Assistant General Counsel, AUL (6/07 – 4/14); Assistant Secretary, OAF (11/10 – present)

Erik W. Hansen One American Square Indianapolis, IN 46206-0368	Assistant Secretary, OAM (6/14 – present); Assistant General Counsel, AUL (6/14 – present); Assistant Secretary, OAF (11/10 – present)

Andrew J. Michie One American Square Indianapolis, IN 46206-0368	Vice President, Financial Operations, OAM (12/13 – present); Vice President & Controller, AUL (11/12 – present); Senior Vice President, Corporate Finance, CMFG Life Insurance Company (2009 to 2012)

David M. Weisenburger One American Square Indianapolis, IN 46206-0368

Vice President, OAM (10/12 – present); Vice President, Fixed Income Securities, AUL(3/12 – present); Vice President, Marketable Bonds, AUL (4/10 – 3/12); Vice President, Fixed Income Securities, AUL (10/09 – 4/10)

Michael I. Bullock One American Square Indianapolis, IN 46206-0368	Vice President, OAM (10/12 – present); VP Private Placements, AUL (11/04 – present)

Kathryn E. Hudspeth One American Square Indianapolis, IN 46206-0368	Vice President, OAM (10/12 – present); Vice President Equities, AUL (11/94 – present)

Erik A. Leighton One American Square Indianapolis, IN 46206-0368	Vice President, OAM (10/12 – present); Equity Portfolio Manager, AUL(11/10 – present); Asst. Equity Portfolio Manager, AUL (7/06 – 11/10)

Steven T. Holland One American Square Indianapolis, IN 46206-0368	Vice President, OAM (10/12 – present); Vice President Mortgage Loans, AUL (01/97 – present)

Christopher H. Johns, Jr. One American Square Indianapolis, IN 46206-0368	Vice President, OAM (10/12 – present); Regional Vice President Mortgage Loans, AUL (1/97 – present)

ITEM 32: Principal Underwriters

Not applicable.

ITEM 33: Location of Accounts and Records

The Registrant and its Advisor maintain, at the Fund’s principal office located at One American Square, Indianapolis, Indiana, 46206-0368, physical possession of each account, book or other document, and shareholder records as required by Section 31(a) of the 1940 Act and rules thereunder. Certain records with respect to the Portfolios of the Fund may be kept by the Fund’s custodian.

ITEM 34: Management Services

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 35:  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all requirements for effectiveness of this post-effective amendment to this registrations statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Indianapolis, and State of Indiana on the 20 day of April 2015.

OneAmerica Funds, Inc.

/s/ John C. Mason
By: John C. Mason*, President

/s/ Richard M. Ellery
By: *Richard M. Ellery as Attorney-in-fact

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

John C. Mason*	President	April 20, 2015
Joseph E. DeGroff*	Chairman & Director	April 20, 2015
Elaine E. Bedel*	Director	April 20, 2015
James L. Isch*	Director	April 20, 2015
Stephen J. Helmich*	Director	April 20, 2015
Gilbert F. Viets*	Director	April 20, 2015
Richard M. Ellery*	Secretary	April 20, 2015
Stephen L. Due*	Assistant Secretary	April 20, 2015
Andrew J. Michie*	Treasurer	April 20, 2015
Nicholas C. Slabaugh*	Assistant Treasurer	April 20, 2015
Sue E. Uhl*	Anti-Money Laundering Officer	April 20, 2015

By: /s/ Richard M. Ellery
*Richard M. Ellery as Attorney-in-fact
Date: April 20, 2015

EXHIBIT

Exhibit No. in Form N1-A Exhibit Numbered As Name of Exhibit

Item 28 (d)(1) Ex-99 Investment Advisory Agreement between Registrant and OneAmerica Asset Management, LLC

Item 28 (d)(2) Ex-99 Expense Limitation Agreement between Registrant and OneAmerica Asset Management, LLC

Item 28 (j) Consent of Independent Auditors

Item 28 (q)(1) Ex-99 Power of Attorney of Andrew J. Michie

Item 28 (q)(2) Rule 483 Certified Resolution